LOAN AND SECURITY AGREEMENT

                            Dated as of June 30, 1998

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                                       and

                        BANKAMERICA BUSINESS CREDIT, INC.

                                  as the Agent

                                       and

                             MERISEL AMERICAS, INC.


                                 as the Borrower

                                TABLE OF CONTENTS
                                                                                                             PAGE


ARTICLE 1         INTERPRETATION OF THIS AGREEMENT................................................................1

1.1        Definitions............................................................................................1
1.2        Accounting Terms......................................................................................24
1.3        Other Terms...........................................................................................24
1.4        Other Interpretive Provisions.........................................................................24

ARTICLE 2         LOANS AND LETTERS OF CREDIT....................................................................25

2.1        Total Facility........................................................................................25
2.2        Revolving Loans.......................................................................................26
2.3        Letters of Credit.....................................................................................32
2.4        Foreign Exchange Transactions.........................................................................38

ARTICLE 3         INTEREST AND FEES..............................................................................38

3.1        Interest..............................................................................................38
3.2        Conversion and Continuation Elections.................................................................39
3.3        Maximum Interest Rate.................................................................................40
3.4        Facility Fee..........................................................................................41
3.5        Unused Line Fee.......................................................................................41
3.6        Letter of Credit Fee..................................................................................41
3.7        Collateral Management Fee.............................................................................42
3.8        Foreign Exchange Risk Fee.............................................................................42

ARTICLE 4         PAYMENTS AND PREPAYMENTS.......................................................................42

4.1        Revolving Loans.......................................................................................42
4.2        Termination of Facility...............................................................................43
4.3        Payments by the Borrower..............................................................................43
4.4        Payments as Revolving Loans...........................................................................44
4.5        Apportionment, Application and Reversal of Payments...................................................44
4.6        Indemnity for Returned Payments.......................................................................45
4.7        Agent's and Lenders' Books and Records; Monthly Statements............................................45

ARTICLE 5         TAXES, YIELD PROTECTION AND ILLEGALITY.........................................................46

5.1        Taxes.................................................................................................46
5.2        Illegality............................................................................................48
5.3        Increased Costs and Reduction of Return...............................................................48
5.4        Funding Losses........................................................................................49
5.5        Inability to Determine Rates..........................................................................49
5.6        Certificates of Lenders...............................................................................49
5.7        Survival..............................................................................................49


ARTICLE 6         COLLATERAL.....................................................................................50

6.1        Grant of Security Interest............................................................................50
6.2        Perfection and Protection of Security Interest........................................................50
6.3        Location of Collateral................................................................................51
6.4        Title to, Liens on, and Sale and Use of Collateral....................................................51
6.5        Appraisals............................................................................................52
6.6        Access and Examination; Confidentiality...............................................................52
6.7        Collateral Reporting..................................................................................53
6.8        Accounts..............................................................................................54
6.9        Collection of Accounts; Payments......................................................................55
6.10       Inventory; Perpetual Inventory........................................................................55
6.11       Documents, Instruments, and Chattel Paper.............................................................56
6.12       Right to Cure.........................................................................................56
6.13        Power of Attorney....................................................................................56
6.14       The Agent's and Lenders' Rights, Duties and Liabilities...............................................57

ARTICLE 7         BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..............................................57

7.1        Books and Records.....................................................................................57
7.2        Financial Information.................................................................................57
7.3        Notices to the Lenders................................................................................59

ARTICLE 8         GENERAL WARRANTIES AND REPRESENTATIONS.........................................................61

8.1        Authorization, Validity, and Enforceability of this Agreement and the Loan Documents..................61
8.2        Validity and Priority of Security Interest............................................................62
8.3        Organization and Qualification........................................................................62
8.4        Corporate Name; Prior Transactions....................................................................62
8.5        Subsidiaries and Affiliates...........................................................................62
8.6        Financial Statements and Projections..................................................................62
8.7        Intentionally Omitted.................................................................................63
8.8        Solvency..............................................................................................63
8.9        Debt..................................................................................................63
8.10       Distributions.........................................................................................63
8.11       Title to Property.....................................................................................63
8.12       Real Estate; Leases...................................................................................63
8.13       Intentionally Omitted.................................................................................63
8.14       Trade Names...........................................................................................63
8.15       Litigation............................................................................................64
8.16       Intentionally Omitted.................................................................................64
8.17       Labor Disputes........................................................................................64
8.18       Environmental Laws....................................................................................64
8.19       No Violation of Law...................................................................................65
8.20       No Default............................................................................................65
8.21       ERISA Compliance......................................................................................65



8.22       Taxes.................................................................................................66
8.23       Regulated Entities....................................................................................66
8.24       Use of Proceeds; Margin Regulations...................................................................66
8.25       Copyrights, Patents, Trademarks and Licenses, etc.....................................................66
8.26       No Material Adverse Change............................................................................67
8.27       Governmental Authorization............................................................................67
8.28       Year 2000 Compliance..................................................................................67

ARTICLE 9         AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................67

9.1        Taxes and Other Obligations...........................................................................67
9.2        Corporate Existence and Good Standing.................................................................67
9.3        Compliance with Law and Agreements; Maintenance of Licenses...........................................68
9.4        Maintenance of Property...............................................................................68
9.5        Insurance.............................................................................................68
9.6        [Intentionally omitted]...............................................................................69
9.7        Environmental Laws....................................................................................69
9.8        Compliance with ERISA.................................................................................69
9.9        Mergers, Consolidations or Sales......................................................................69
9.10       Distributions; Capital Change; Restricted Investments.................................................69
9.11       Transactions Affecting Collateral or Obligations......................................................70
9.12       Intentionally Omitted.................................................................................70
9.13       Debt..................................................................................................70
9.14       [Intentionally Omitted]...............................................................................70
9.15       Transactions with Affiliates..........................................................................70
9.16       Investment Banking and Finder's Fees..................................................................71
9.17       Business Conducted....................................................................................72
9.18       Liens.................................................................................................72
9.19       [Intentionally Omitted]...............................................................................72
9.20       Intentionally Omitted.................................................................................72
9.21       Fiscal Year...........................................................................................72
9.22       Minimum Adjusted Net Earnings from Operations.........................................................72
9.23       Interest Coverage Ratio...............................................................................72
9.24       Use of Proceeds.......................................................................................72
9.25       Further Assurances....................................................................................72

ARTICLE 10        CONDITIONS OF LENDING..........................................................................72

10.1       Conditions Precedent to Making of Loans on the Closing Date...........................................72
10.2       Conditions Precedent to Each Loan.....................................................................75

ARTICLE 11        DEFAULT; REMEDIES..............................................................................75

11.1       Events of Default.....................................................................................75
11.2       Remedies..............................................................................................78

ARTICLE 12        TERM AND TERMINATION...........................................................................79

12.1       Term and Termination..................................................................................79



ARTICLE 13        AMENDMENTS; WAIVER; PARTICIPATIONS;
                  ASSIGNMENTS; SUCCESSORS........................................................................80

13.1       No  Waivers Cumulative Remedies.......................................................................80
13.2       Amendments and Waivers................................................................................80
13.3       Assignments; Participations...........................................................................81

ARTICLE 14        THE AGENT......................................................................................83

14.1       Appointment and Authorization.........................................................................83
14.2       Delegation of Duties..................................................................................83
14.3       Liability of Agent....................................................................................84
14.4       Reliance by Agent.....................................................................................84
14.5       Notice of Default.....................................................................................84
14.6       Credit Decision.......................................................................................85
14.7       Indemnification.......................................................................................85
14.8       Agent in Individual Capacity..........................................................................85
14.9        Successor Agent......................................................................................86
14.10      Withholding Tax.......................................................................................86
14.11      Collateral Matters....................................................................................87
14.12      Restrictions on Actions by Lenders; Sharing of Payments...............................................88
14.13      Agency for Perfection.................................................................................89
14.14      Payments by Agent to Lenders..........................................................................89
14.15      Concerning the Collateral and the Related Loan Documents..............................................89
14.16      Field Audit and Examination Reports; Disclaimer by Lenders............................................89
14.17      Relation Among Lenders................................................................................90

ARTICLE 15        MISCELLANEOUS..................................................................................90

15.1       Cumulative Remedies; No Prior Recourse to Collateral..................................................90
15.2       Severability..........................................................................................91
15.3       Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.................................91
15.4       WAIVER OF JURY TRIAL..................................................................................93
15.5       Survival of Representations and Warranties............................................................93
15.6       Other Security and Guaranties.........................................................................93
15.7       Fees and Expenses.....................................................................................93
15.8       Notices...............................................................................................94
15.9       Waiver of Notices.....................................................................................95
15.10      Binding Effect........................................................................................95
15.11      Indemnity of the Agent and the Lenders by the Borrower................................................95
15.12      Limitation of Liability...............................................................................96
15.13      Final Agreement.......................................................................................96
15.14      Counterparts..........................................................................................96
15.15      Captions..............................................................................................97
15.16      Right of Setoff.......................................................................................97


                           LOAN AND SECURITY AGREEMENT


         Loan and Security Agreement, dated as of June 30, 1998, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BankAmerica Business Credit, Inc., a Delaware corporation ("BABC") with an office at 40 East 52nd Street, New York, New York 10022, as agent for the Lenders (in its capacity as agent, the "Agent"), and Merisel Americas, Inc., a Delaware corporation, with offices at 200 Continental Boulevard, El Segundo, California (the "Borrower").

                               W I T N E S S E T H

         WHEREAS, the Borrower has requested the Lenders to make available to the Borrower a revolving line of credit for loans and letters of credit in an amount not to exceed $100,000,000 and which extensions of credit the Borrower will use for its working capital needs and general business purposes;

         WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrower hereby agree as follows.

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

         1.1  Definitions.  As used herein:

                  "Accounts" means all of the Borrower's now owned or hereafter acquired accounts (as defined in the UCC) arising from the sale or lease of Inventory or rendition of services, whether or not they have been earned by performance, other than Excluded Assets.

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Adjusted Net Earnings from Operations" means, with respect to any fiscal period of the Parent, the Parent's consolidated net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding (without duplication) any and all of the following included in such net income:
(a) gain (net of any taxes paid or accrued for in accordance with GAAP) or loss arising from the sale of any capital assets; (b) gain (net of any deferred taxes liability accrued for in accordance with GAAP) arising from any write-up in the book value of any asset or loss arising from any write down of any asset (other than Inventory, Accounts or accounts payable); (c) earnings (net of any taxes paid or accrued for in accordance with GAAP) or losses of any corporation, substantially all the assets of which have been acquired by the Parent in any pooling of interests transaction, to the extent realized by such other corporation prior to the date of acquisition; (d) earnings of any nonconsolidated business entity in which the Parent has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Parent in the form of cash distributions (net of any taxes paid or accrued for in accordance with GAAP); (e) earnings (net of any taxes paid or accrued for in accordance with GAAP) of any Person to which a substantial part of the assets of the Parent shall have been sold, transferred or disposed of, or into which the Parent shall have been merged, or which has been a party with the Parent to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain (net of any taxes paid or accrued for in accordance with GAAP) or loss arising from the acquisition of debt or equity securities of the Parent or from cancellation or forgiveness of debt; and (g) any other extraordinary non-recurring gains (net of any taxes paid or accrued for in accordance with GAAP) or losses (other than losses arising from any write down of Inventory, Accounts or accounts payable).

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, fifteen percent (15%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means BankAmerica Business Credit, Inc., solely in its capacity as agent for the Lenders, and any successor agent.

                  "Agent Advances" has the meaning specified in Section 2.2(i).

                  "Agent's Liens" means the Liens in the Collateral granted to the Agent, for the ratable benefit of the Lenders, BABC, and Agent pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Aggregate Revolver Outstandings" means, at any time: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

                  "Agreement" means this Loan and Security Agreement.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "Applicable Margin" means (i) with respect to Base Rate Revolving Loans, 0%; and (ii) with respect to LIBOR Revolving Loans except as otherwise provided in the immediately succeeding sentence the percentage set forth below which corresponds to the Interest Coverage Ratio. On the Closing Date and thereafter for the period ending on the last day of the month in which the Agent receives the quarterly financial statements for the fiscal quarter ended June 30, 1998, the Applicable Margin with respect to LIBOR Revolving Loans shall be 2.0%. The Applicable Margin shall thereafter be adjusted following each delivery to the Agent of the quarterly financial statements of the Parent required pursuant to Section 7.2(c) (together with the corresponding Interest Coverage Ratio Certificate) for the period of two consecutive quarters ending June 30, 1998, for the period of three consecutive fiscal quarters ending September 30, 1998, and for each period of four consecutive fiscal quarters ending on December 31, 1998 and thereafter, each such adjustment to be effective on the first day of the first full calendar month after each such delivery.


          Interest Coverage Ratio       LIBOR Revolving Loan Applicable Margin

          Greater than or               1.875%
          equal to 2.0:1.0

          Greater than or               2.0%
          equal to 1.25:1.0 but less
          than 2.0:1.0

          Less than 1.25:1.0            2.25%


         Notwithstanding anything in this definition to the contrary, (i) before any reductions in the Applicable Margin with respect to LIBOR Revolving Loans will be instituted and maintained, the Availability (calculated without regard to the Maximum Revolver Amount) must be greater than or equal to $50,000,000.00;
(ii) in the event that the Agent shall fail to receive any such financial statements and the related Interest Coverage Ratio Certificate for any fiscal quarter of the Parent within fifty-five (55) days following the end of such fiscal quarter (within one-hundred (100) days following the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of any Fiscal Year), then the Applicable Margin shall, at the end of such fifty-fifth or one-hundredth day, as appropriate, immediately and without notice or further action be the Applicable Margin then in effect (such Applicable Margin to be in effect until the first day of the first full calendar month after the Agent receives the quarterly financial statements of the Parent required under Section 7.2(c) for the most recent fiscal quarter of the Parent and the related Interest Coverage Ratio Certificate ) and (iii) in the event, with respect to any four
(4) fiscal quarter period of the Parent which shall be a Fiscal Year, the audited financial statements of the Parent required under Section 7.2(a) for such Fiscal Year shall indicate an Interest Coverage Ratio for such four (4) fiscal quarter period (as determined by the Agent) less than that reflected in the Interest Coverage Ratio Certificate delivered to the Agent for such four (4) fiscal quarter period, the Applicable Margin shall be adjusted retroactively (to the effective date of the Applicable Margin which was determined based upon the delivery of such Interest Coverage Ratio Certificate and the related quarterly financial statements of the Parent delivered pursuant to Section 7.2(c) for the last quarter of such four (4) fiscal quarter period) to reflect an Applicable Margin based upon the Interest Coverage Ratio determined from the audited financial statements and the Borrower shall make payments to the Agent on behalf of the Lenders to reflect such adjustment.

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment and Acceptance" has the meaning specified in
Section 13.3(a).

                  "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the allocated cost of internal legal services of the Agent and all reasonable expenses and disbursements of internal counsel of the Agent.

                  "Availability" means, at any time, (x) the lesser of: (a) the Maximum Revolver Amount or (b) the Borrowing Base, less (y) the sum of:

                  (i) the Aggregate Revolver Outstandings;

                  (ii) the Rent Reserve; and

                  (iii) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to the Borrower's account, including, without limitation, reserves for any amount which the Agent or any Lender may be obligated to pay in the future for the account of the Borrower.

                  "BABC" means BankAmerica Business Credit, Inc.

                  "BABC Loan" and "BABC Loans" have the meanings specified in
Section 2.2(h).

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association, or any successor entity thereto.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.).

                  "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate" (the "reference rate" being a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower (or by BABC in the case of a Borrowing funded by BABC Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

                  "Borrowing Base" means (a) the sum of fifty percent (50%) of Eligible Domestic Inventory, plus forty percent (40%) of Eligible Imported Inventory; less (b) the sum of the Inventory Mix Reserve, the Liquidation Expense Reserve, the Foreign Exchange Reserve and the Vendor Lien Reserve.

                  "Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrower, substantially in the form of Exhibit A (or another form acceptable to the Agent) setting forth the calculation of the Availability, including a calculation of each component thereof, all in such detail as shall be satisfactory to the Agent. All calculations of Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation to the extent that such calculation is not in accordance with this Agreement.

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in San Francisco, California, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Revolving Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means all expenditures of Borrower or its Subsidiaries (excluding barter transactions effected in the ordinary course of business) which should be capitalized in accordance with GAAP, provided, however, that Capital Expenditures for the Borrower and its Subsidiaries shall not include (a) expenditures to the extent made with the proceeds of the issuance of capital stock of Parent or the Borrower or the Borrower's Subsidiaries, (b) expenditures of the Borrower and its Subsidiaries that are paid by a third party and for which neither the Borrower nor any Subsidiary of the Borrower has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party and (c) the book value of any asset owned by the Borrower and its Subsidiaries prior to or during any relevant period to the extent that such book value is included as a Capital Expenditure during such period as a result of the Borrower and its Subsidiaries reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period.

                  "Capital Lease" means any lease of property by the Borrower which, in accordance with GAAP, is or should be reflected as a capital lease on the balance sheet of Borrower.

                  "Change of Control" means (a) the acquisition by any "person" or "group" (as such terms are used in Section 13(d) and 14(d)(2) of the Exchange Act (other than Stonington Capital Appreciation 1994 Fund, L.P. or any of its Affiliates) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 35% or more of the outstanding shares of voting stock of the Parent; (b) during any period of 12 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing Directors") who (i) were directors of the Parent on the first day of each such period or (ii) subsequently became directors of the Parent and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Parent to constitute a majority of the board of directors of the Parent; or (c) the Parent's failure to beneficially own at least 51% of all of the shares of common stock of the Borrower and to control the board of directors and management of the Borrower.

                  "Closing Date" means the date of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Collateral Management Fee" has the meaning specified in
Section 3.7.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Consolidated Net Worth" means, with respect to any Person at any date of determination, the consolidated stockholders' equity represented by the shares of such Person's capital stock outstanding at such date, as determined on a consolidated basis in accordance with GAAP.

                  "Credit Support" has the meaning specified in Section 2.3(a).

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "Debt" means, as to any Person, (i) indebtedness for borrowed money or as evidenced by notes, bonds, debentures or similar evidences of any such Debt of such Person, the deferred and unpaid purchase price of any property or business (other than trade accounts payable incurred in the ordinary course of business and constituting current liabilities); (ii) all obligations and liabilities of any other Person (other than such Person's Subsidiaries) secured by any Lien on such Person's property, even though such Person shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; (iii) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; and (iv) obligations and liabilities under Guaranties.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Defaulting Lender" has the meaning specified in Section 2.2(g)(2).

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus
(b) two percent (2.0%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percent (2.0%).

                  "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for such stock) of such corporation, other than distributions in capital stock (or any options or warrants for capital stock); or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of the United States.

                  "Eligible Domestic Inventory" means Eligible Inventory that is located in the United States.

                  "Eligible Imported Inventory" means Imported Inventory (i) which would constitute Eligible Inventory (except for it being in transit and not located in the United States), (ii) which is covered by letters of credit,
(iii) with respect to which the documents of title are consigned to the Agent, and (iv) which is subject to a first perfected Agent's Lien.

                  "Eligible Inventory" means Inventory, valued by FIFO weighted average cost, that constitutes raw materials and first quality finished goods and that, unless the Agent in its sole discretion elects: (a) is not, in the Agent's reasonable opinion, obsolete, slow moving, or unmerchantable; (b) is located at premises owned or leased by the Borrower or on premises otherwise reasonably acceptable to the Agent; (c) upon which the Agent for the benefit of the Lenders has a first priority perfected security interest (subject only to those certain Liens set forth in clauses (a), (d), (g) and (o) of the definition of Permitted Liens); (d) is not work-in-process, spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory, prepaid but undelivered Inventory, returned Inventory subject to any Securitization Facility, defective Inventory, Inventory held for return to suppliers, or Inventory delivered to the Borrower on consignment; (e) is not in-transit Inventory (except Inventory being transported between storage facilities of the Borrower); and (f) the Agent, in the exercise of its reasonable commercial discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for Releases or injury to the environment.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental Property Transfer Act" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Environmental Cleanup Responsibility Acts" or "Responsible Property Transfer Acts."

                  "Equipment" means all of the Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by the Borrower and all of the Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Excess Cash Flow" for any period means (a) the consolidated net income of the Borrower and its Subsidiaries for such period, plus the following to the extent deducted in calculating such consolidated net income:
(i) income tax expense or provision for taxes, (ii) interest expense, (iii) depreciation expense, (iv) amortization expense and (v) all other noncash charges, in each case for such period; less (b) the sum of (i) interest expense,
(ii) Capital Expenditures not financed by any other Person, (iii) taxes paid in cash, and (iv) scheduled payments of principal indebtedness.

                  "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

                  "Excluded Asset" shall be any (i) accounts receivable transferred by Borrower in connection with any Securitization Facility including, without limitation any Returned Goods and Receivables Assets (as such terms are defined in the Intercreditor Agreement), (ii) accounts receivable that are due from the Borrower's vendors, (iii) inventory which as of the Closing

Date is subject to agreements with vendors or floor plan creditors that prohibit the granting of an Agent's Lien therein and which are listed on Schedule 1.1, and (iv) Inventory which after the date of this Agreement becomes subject to agreements with vendors or floor plan creditors that prohibit the granting of an Agent's Lien on inventory sold by such vendor or financed by such floor plan creditor, provided that upon the Agent's receiving written notice from Borrower (by overnight mail or confirmed facsimile) of the entering into of any such agreement, the Agent's Lien in such Inventory shall be released on the eleventh day following the Agent's receipt of such notice; provided that such release (and the exclusion from Inventory described in the preceding clause (iii) and this clause (iv)) shall only be for the period any such prohibition is in effect.

                  "Facility Fee" has the meaning specified in Section 3.4.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Fee Letter" means that certain agreement between Agent and Borrower reflecting certain fees owed to the Agent in connection with this Agreement and the transactions contemplated hereby.

                  "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement (other than the Latest Projections).

                  "Fiscal Year" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on the Saturday closest to December 31, 1998.

                  "Fixed Assets" means Equipment and Real Estate of the
Borrower.

                  "Foreign Exchange Reserve" means a reserve equal to the sum of: (a) five percent (5%) of the notional amount of all Foreign Exchange Transactions in $ Canadian, plus (b) a percentage of the notional amount of all Foreign Exchange Transactions outstanding, as determined by the Agent in its reasonable discretion, for (i) currency other than $ Canadian, or (ii) Foreign Exchange Transactions greater than 90 days; plus (c) on any Business Day, the amount of the settlement risk on the next Business Day less any amounts deposited by Borrower with Agent on account of such settlement risk at least one Business Day before such settlement day, provided, however, that such reserve on account of this clause (c) shall not exceed $5,000,000 on any Business Day; plus
(d) a reserve to be established on the day a Foreign Exchange Transaction is entered into in an amount by which such settlement risk relating to such Foreign Exchange Transaction exceeds $5,000,000.

                  "Foreign Exchange Transactions" means (a) the foreign exchange line of $100,000,000 (notional value) from Bank of America for foreign exchange contracts in $ Canadian, and (b) any other foreign exchange line of credit with Bank of America or a Lender and for any currency; provided that, with respect to
(a) and (b) above, the settlement risk shall not exceed $10,000,000 on any settlement day.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

                  "GECC" means General Electric Capital Corporation.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Impaired Inventory Percentage" means at any time, without duplication, the sum of (i) Excluded Assets consisting of Inventory plus (ii) the Vendor Lien Reserve plus (iii) the amount of Inventory described in clause
(g) of the definition of Permitted Liens and that is not Eligible Inventory solely as a result thereof, expressed as a percentage of the aggregate at such time of Eligible Inventory plus the amount of Excluded Assets consisting of Inventory.

                  "Imported Inventory" means Inventory that is in the process of being imported into the United States which (i) has been purchased from a foreign supplier, (ii) is in the process of being shipped, and (iii) has not yet been delivered to the Borrower.

                  "Included Vendor Inventory" means the Inventory included in the Borrowing Base which is subject to Liens securing Vendor Obligations.

                  "Indenture" means that certain Indenture dated as of October 15, 1994 between the Parent and The Bank of New York, with respect to the issuance of 12-1/2% Senior Notes Due 2004 in the aggregate principal amount of $125,000,000.

                  "Intercompany Accounts" means all assets and liabilities, however arising, which are due to the Borrower from, which are due from the Borrower to, or which otherwise arise from any transaction by the Borrower with, the Parent or any of its Subsidiaries.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of June 30, 1998, among Agent, the Borrower, Redwood Receivables Corporation, Merisel Capital Funding, Inc. and GECC.

                  "Interest  Coverage Ratio" means, for any period, the ratio of
(a) Adjusted Net Earnings from Operations for such period plus the sum of the following to the extent deducted in computing Adjusted Net Earnings from
Operations: (i) tax expense or provision for taxes, (ii) total interest expense net of interest income, (iii) total amortization expense, (iv) total depreciation expense, and (v) other non-cash expenses deducted in computing Adjusted Net Earnings from Operations, over (b) total interest expense during such period (net of interest income).

                  "Interest Coverage Ratio Certificate" means a certificate of a Responsible Officer of the Borrower setting forth the Interest Coverage Ratio for the four (4) fiscal quarter period of the Parent ending on the last day of each fiscal quarter of the Parent, together with such supporting documentation and calculations as the Agent may reasonably request with respect to such Interest Coverage Ratio.

                  "Interest Period" means, as to any LIBOR Revolving Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                           (i) if any Interest Period would otherwise end on a
day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii)any Interest Period pertaining to a LIBOR
Revolving Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no  Interest  Period  shall  extend  beyond the
Stated Termination Date.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Inventory" means all of the Borrower's now owned and hereafter acquired inventory (as defined in the UCC), wherever located, including without limitation, and to the extent not prohibited by the Indenture, all returned goods, materials and supplies of any kind, nature or description which are or might be consumed in the Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, all chattel paper, documents of title or other documents representing Inventory and all books, records, account ledgers, data processing records or systems, computer software and similar rights or interests related to the Inventory and customarily required or utilized by lenders under revolving credit facilities secured by inventory and accounts in order to realize upon such security. Notwithstanding the foregoing, Inventory shall not include any Excluded Assets.

         "Inventory Mix Reserve" means at any time, the amount determined by reference to clause (a) of the definition of Borrowing Base multiplied by the Inventory Mix Reserve Percentage at such time.

         "Inventory Mix Reserve Percentage" means the quotient, expressed as a percentage, of the following:

                                 1 - 85% *(OLV);
                                       50

         where OLV means the amount determined by the Agent as the realizable value of Eligible Inventory (expressed as a percentage of cost) calculated based on the methodology of the Dovetech, Inc. appraisal most recently submitted to Agent pursuant to Section 6.5; provided, however, that (i) the Inventory Mix Reserve Percentage shall be re-determined if, when the Borrowing Base Certificate for the prior fiscal month-end is delivered, the ratio of (x) the value of the Inventory described in clauses (iii) and (iv) of the definition of Excluded Assets to (y) the value of Eligible Inventory, first exceeds 10% of the value of Eligible Inventory and thereafter, when such ratio is (a) greater than or equal to the next highest integral multiple of 5% in excess of such ratio for the immediately preceding fiscal month and (b) less than or equal to the highest integral multiple of 5% that is less than such ratio for the immediately preceding fiscal month;
         (ii) as of the Closing Date, the Inventory Mix Reserve Percentage shall be 9.90%; and (iii) at no time shall the Inventory Mix Reserve Percentage be less than zero.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Landlord Waivers" means an agreement, in form and substance reasonably satisfactory to the Agent, executed by a landlord of Premises leased by the Borrower where Inventory is located.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(f), the projections of the Borrower's financial condition, results of operations, and cash flow, dated November 13, 1997 and delivered to the Agent prior to the Closing Date (including the revised projection, provided in May 1998, of Capital Expenditures in the amount of $45 million for Fiscal Year 1998); and (b) thereafter, the projections most recently received by the Agent pursuant to
Section 7.2(f).

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and BABC to the extent of any BABC Loan outstanding; provided that no such Agent Advance or BABC Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "Letter of Credit" means a letter of credit issued or caused to be issued for the account of the Borrower pursuant to Section 2.3.

                  "Letter of Credit Fee" has the meaning specified in Section
3.6.

                  "LIBOR Interest Payment Date" means (i) with respect to a LIBOR Revolving Loan subject to a one, two or three month Interest Period, the last day of each Interest Period applicable to such Loan and (ii) with respect to a LIBOR Revolving Loan subject to a six month Interest Period, the 90th day and the last day of each Interest Period applicable to such Loan.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Revolving Loans comprising part of the same Borrowing, the rate appearing on Page 3750 of the Dow Jones Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, the "LIBOR Rate" with respect to such LIBOR Revolving Loan for such Interest Period shall be the rate at which dollar deposits approximately equal in principal amount to the amount of such LIBOR Revolving Loan and for a maturity comparable to such Interest Period are offered to the principal London office of Bank of America in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

                  "Liquidation Expense Reserve" means a reserve of $8,400,000, subject to adjustment upwards and downwards by the Agent based on changes in the Borrower's operating expenses.

                  "Loan Account" means the loan account of the Borrower, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Fee Letter, the Intercreditor Agreement, the Payment Account Agreement, the Post-Closing Letter (if any) and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or this Agreement.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Majority Lenders" means at anytime Lenders whose Pro Rata shares aggregate more than 50% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 50% of the aggregate principal amount of the Loans then outstanding.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Borrower or the Collateral (taken as a whole); (b) a material impairment of the ability of the Borrower to perform its material obligations under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document.

                  "Maximum Merisel Canada Loan" means, until Merisel Canada, Inc. obtains a revolving working capital facility from any Person which is not an Affiliate of the Borrower, $55,000,000; provided, however, that such amount shall increase by $10,000,000 (i) on the closing date of such facility and (ii) on each anniversary of such date.

                  "Maximum Revolver Amount" means $100,000,000.

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(b).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 3.2(b).

                  "Obligations" means all loans, advances, liabilities, obligations, covenants, duties, and debts now or hereafter owing by the Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter owing from the Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit and
(b) all debts, liabilities and obligations now or hereafter owing from the Borrower to the Agent and Lenders arising from or related to Foreign Exchange Transactions pursuant to the indemnity provided in Section 2.4 hereof.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including any interest, penalties and additions to tax) which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents, provided, however, that Other Taxes shall not include such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which the Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Parent" means Merisel, Inc., a Delaware corporation.

                  "Participant Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" shall have the meaning set forth in Section 6.9.

                  "Payment   Account   Agreement"   means  the  Payment  Account
Agreement required to be delivered pursuant to Section 6.9.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" means:

                           (a) Liens for taxes not delinquent or statutory Liens
for taxes, provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower's books and records and an action to enforce such Lien has not been taken, and provided further that if the amount of such taxes which are subject to statutory Liens for taxes that remain unpaid past the date when due, exceeds $2,500,000, the Agent may establish a reserve pursuant to clause (iv) of the definition of Availability;
                           (b) the Agent's Liens;

                           (c) deposits under worker's compensation,unemployment
insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           (d)  Liens   securing   the   claims  or  demands  of
materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands are being contested in good faith and by appropriate proceedings diligently pursued;

                           (e)  Reservations,    exceptions,    encroachments,
easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's business;
                           (f)       Judgment and other similar Liens arising in
connection with court proceedings to the extent the attachment or enforcement of such Liens would not result in an Event of Default hereunder;

                            (g)      Liens constituting vendor or floor plan
creditor liens existing on the Closing Date (the Agent's Lien shall be junior to such Liens, provided that the applicable agreement between Borrower and the vendor or floor plan creditor thereof does not prohibit the granting of junior liens) and Liens created after the Closing Date on any Inventory in favor of such vendor thereof or floor plan creditor relating to such Inventory securing the unpaid purchase price owing to such vendor or floor plan creditor; provided, however, that the Vendor Obligations and amounts of Inventory that at any relevant time are subject to the Liens described in this clause (g), shall be reflected on applicable Borrowing Base Certificates and that the Impaired Inventory Percentage shall not exceed 50%;

                            (h)      Liens set forth on Schedule 8.9;

                            (i)      Liens securing purchase money Debt on
property other than Collateral;

                            (j)      Liens securing obligations in connection
with real property mortgage financings, synthetic leases of property other than Collateral and sale-leasebacks of property other than Collateral;

                            (k)      Liens on the assets or property of a
Subsidiary of the Borrower existing at the time such Subsidiary became a Subsidiary of the Borrower and not incurred as a result of (or in connection with or in anticipation of) such Subsidiary becoming a Subsidiary of the Borrower, provided that such Liens do not extend to or cover (A) any property or assets of the Borrower or any of its other Subsidiaries (other than the property or assets so acquired) or (B) Collateral;

                            (l)      Liens created pursuant to a Securitization
Facility;

                            (m)      Liens on equipment and related property and
assets (other than Collateral) to secure Capital Lease obligations;

                            (n)      Liens securing Debt which is incurred to
extend, refinance, renew, replace, defease or refund Debt which has been secured by a Lien permitted under this Agreement and is permitted to be extended, refinanced, renewed, replaced, defeased or refunded under this Agreement, provided that such Liens do not extend to or cover any types of property or assets of the Borrower or any of its Subsidiaries not securing the Debt so extended, refinanced, renewed, replaced, defeased or refunded;

                            (o)      Liens in favor of customs and revenue
authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods, which custom duties are not overdue for a period of more than 60 days;

                            (p)      Liens in favor of the Borrower or any
Subsidiary of the Borrower on the assets of any Subsidiary of the Borrower;

                            (q)      Liens on property other than Collateral
securing Debt of the Borrower and its Subsidiaries, provided that the aggregate amount of outstanding Debt secured by such Liens shall not exceed at any one time 20% of the Consolidated Net Worth of the Borrower and its Subsidiaries;

                            (r)      Liens for property taxes on real property
which is to be abandoned for which the sole recourse for such tax, assessment or governmental charge or levy is to such property;

                            (s)      licenses, leases or subleases granted to
other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole or affecting any Collateral;

                            (t)      Liens arising from precautionary UCC
financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries;

                            (u)      any interest or title of a lessor,
sublessor, licensee or licensor under any personal property lease, sublease or license agreement;

                            (v)      Liens in favor of a banking or other
financial institutions encumbering deposits (including the right of set-off) held by such banking or other financial institutions incurred in the ordinary course of business;

                            (w)      deposits (including rights of set-off) made
in the ordinary course of business to secure liabilities for premiums to insurance carriers;
                            (x)      Liens on accounts that are due from the
Borrower's vendors;

                            (y)      Liens on assets of Subsidiaries of the
Borrower (other than Collateral) to secure working capital facilities; and

                            (z)      Liens on deposits to secure standby letters
of credit.

                  "Person"   means   any   individual,    sole   proprietorship,
partnership, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Post-Closing Letter" means a letter agreement dated as of the Closing Date between the Borrower and the Agent.

                  "Premises" means the land identified by addresses on Schedule 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto.

                  "Promissory Notes" means those certain Promissory Notes of Merisel Properties, Inc. payable to Heller Financial, Inc. in the aggregate amount of approximately $7,600,000.

                  "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders.

                  "Real Estate" means all of the present and future interests of the Borrower, as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Reduction" has the meaning specified in Section 2.1(b).

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the outdoor environment, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Rent Reserve" means a reserve equal to the sum of, for each and every leased Premise where Inventory is located, the amount of three (3) months rent; provided that the reserve calculation hereunder will not include
(i) leased Premises located in states where the applicable law does not give a landlord a priority lien on the inventory located on such property and (ii) those Premises subject to an executed Landlord Waiver.

                  "Reportable  Event"  means,  any of the  events  set  forth in
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate more than 66 2/3% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 66 2/3% of the aggregate principal amount of the Loans then outstanding.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer, the president, the chief operating officer, the chief financial officer, or the treasurer or the assistant treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means, as to any Person, any acquisition of stock or indebtedness, or a loan, advance, capital contribution, or subscription for capital stock, except the following: (a) accounts receivable arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower and its Subsidiaries; (b) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (c) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (d) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (b) through (d) above; (f) demand deposit accounts of the Borrower and its Subsidiaries maintained in the ordinary course of business; (g) in the case of any Subsidiary organized under the laws of a jurisdiction other than a State of the United States (A) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (B) investments of the type and maturity described in clauses (b) through (d) above of foreign obligors, which investments or obligors (or the direct or indirect parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies, (C) investments of the type and maturity described in clauses (b) through (d) above of foreign obligors (or the direct or indirect parents of such obligors), which investments or obligors (or the direct or indirect parents of such obligors) are not rated as provided in such clauses but which are, in the reasonable judgment of the Borrower or its Subsidiaries, comparable in investment quality to such investments and obligors (or the direct or indirect parent of such obligors), or
(D) investments in money market funds substantially all of whose assets are comprised of securities of the types described in this clause (g); (h) stock, debt, securities or other property received in connection with the bankruptcy or reorganization of, or in settlement of delinquent obligations of, or disputes with or otherwise managed to enhance yield or to facilitate payment of obligations by, customers and suppliers arising in the ordinary course of business; (i) acquisitions of stock or indebtedness of the Parent by the Borrower or any other Subsidiary of the Parent or of any Subsidiary of the Parent by the Borrower or any other Subsidiary of the Parent or loans, advances, capital contributions or subscriptions for capital stock to the Parent or any Subsidiary of the Parent, in each case to the extent permitted under Section 9.15; (j) acquisition of stock or indebtedness of Persons other than the Parent and its Subsidiaries in an amount not to exceed $2 million in any Fiscal Year or $7.5 million in aggregate during the term of this Agreement; (k) loans, advances, capital contributions or subscriptions for capital stock to Persons other than the Parent, the Borrower or Subsidiaries of the Parent in an amount not to exceed $2 million in any Fiscal Year or $7.5 million in aggregate during the term of this Agreement; (l) advances or loans to directors or employees in the ordinary course of business; (m) to the extent permitted by Section 9.9, investments in stock or indebtedness of Persons that are not Subsidiaries of the Borrower if as a result thereof such Person becomes a Subsidiary of the Borrower or is merged or consolidated with or into the Borrower or transfers all or substantially all of its assets to the Borrower or its Subsidiaries; and (n) obligations under interest rate and currency rate protection arrangements entered into in the ordinary course of business.

                  "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and BABC Loan.

                  "Securitization Facility" means (i) the Amended and Restated Receivables Purchase and Servicing Agreement dated as of September 27, 1996 among Merisel Capital Funding, Inc., Redwood Receivables Corporation, the Borrower and General Electric Capital Corporation, (ii) the Amended and Restated Receivables Transfer Agreement dated as of September 27, 1996 between the Borrower and Merisel Capital Funding, Inc., (iii) the Receivables Purchase Agreement dated December 15, 1995 between Merisel Canada Inc. and Canadian Master Trust and (iv) all documents, agreements and instruments entered into connection with the foregoing, and as any of the same may be amended, restated, supplemented, modified, renewed, replaced or refinanced, including any agreements restructuring or adding Persons to such agreements or documents and whether with the same or other financial institutions (and including any related agreements or instruments).

                  "Settlement" and "Settlement Date" have the meanings specified in Section 2.2(j)(l).

                  "Significant Subsidiary" of Borrower shall mean (i) Merisel Canada, Inc. and (ii) any other Subsidiary of Borrower that would be a "significant subsidiary" of Borrower as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Exchange Act, as such Regulation is in effect on the date hereof.

                  "Solvent" means when used with respect to any Person that at the time of determination:

                           (i) the assets of such Person, at a fair valuation,
are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

                           (ii)the present fair saleable value of its assets is
greater than its probable liability on its existing debts as such debts become absolute and matured; and

                           (iii)    it is then able and expects to be able to
pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

                           (iv)it has capital sufficient to carry on its
business as conducted and as proposed to be conducted.

                  For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stated Termination Date" means June 30, 2003.

                  "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings (including any interest, penalties, or additions to tax) imposed by the United States or any State therein or imposed by any foreign jurisdiction ("Foreign Taxes"); provided, however, that Foreign Taxes (x) shall not include any such taxes that would not have been imposed by any such foreign jurisdiction but for a present or former connection between the jurisdiction of the government or taxation authority imposing such taxes and the Agent or such Lender (including, without limitation, a connection arising from the Agent or such Lender or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or office) but
(y) notwithstanding the foregoing clause (x), shall include any such taxes imposed by a foreign jurisdiction because of any present or former connection between the jurisdiction of the government or taxation authority imposing such taxes and the Borrower; but, in the case of any domestic or Foreign Tax, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to Section 4.2 or by the Majority Lenders pursuant to
Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

                  "Total Facility" has the meaning specified in Section 2.1.

                  "UCC" means the Uniform Commercial Code (or any successor statute) of the State of California or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "Unrelated   Person"   means  any  Person  other  than  (a)  a
Subsidiary of the Parent or (b) an employee stock ownership plan or other employee benefit plan covering the employees of the Parent or its Subsidiaries.

                  "Unused Letter of Credit Subfacility" means an amount equal to $25,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "Unused Line Fee" has the meaning specified in Section 3.5.

                  "Vendor Lien Reserve' means the amount of Vendor Obligations owing to any vendor who has a Lien on such vendor's inventory sold to Borrower but only if Borrower includes such inventory (to the extent it constitutes Eligible Domestic Inventory) in the calculation of the Borrowing Base.

                  "Vendor Obligations" means the amount of the obligations of the Borrower owed to vendors and secured by Inventory, to the extent such vendor is entitled to apply such security towards payment of such obligations.

                  "Year 2000 Problem" means the risk that computer applications may not be able to properly perform date sensitive functions after December 31, 1999.

         1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

         1.3 Other Terms. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. Wherever appropriate in the context, terms used herein in the singular also include the plural, and vice versa, and each masculine, feminine, or neuter pronoun shall also include the other genders.

         1.4 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.


                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

         2.1 (a) Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $100,000,000 (as such amount may be reduced from time to time pursuant to Section 2.1(b), the "Total Facility") for the Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections
2.2 and 2.3.

              (b) Permanent Reductions. The Borrower shall have the right, at any time from time to time, without premium or penalty, to permanently reduce the Total Facility, the Maximum Revolver Amount and the Commitments (each a "Reduction"), and the Commitment of each Lender shall be reduced by its Pro Rata Share of each Reduction, if all of the following conditions are met as to each requested Reduction:

                  (i) The Borrower shall give the Agent at least five (5) days' prior written notice of the requested Reduction;

                  (ii)The aggregate amount of such Reduction and all prior Reductions shall not exceed $25,000,000.

                  (iii) Each requested Reduction must be in an amount not less than $5,000,000 or that is an integral multiple of $1,000,000 in excess thereof;

                  (iv)The requested Reduction shall not require a payment to be made pursuant to the last sentence of Section 4.1.

                  (v) The amount of each requested Reduction shall be applied at the option of the Borrower (as designated to the Agent in the written notice required under clause (i) above) to reduce (A) the Maximum Revolver Amount, (B) the Unused Letter of Credit Facility, or (C) any combination thereof, provided, that, each Reduction in (A) or (B) shall: (x) be in an amount of $5,000,000 or an integral multiple thereof, (y) not cause the Maximum Revolver Amount, if so reduced, to be less than the Aggregate Revolver Outstandings at such time; and
(z) not cause the Unused Letter of Credit Subfacility, if so reduced, to be less than the sum of the aggregate undrawn amount of Letters of Credit at such time and the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit at such time.

         2.2  Revolving Loans.

                  (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrower, in amounts not to exceed (except for BABC with respect to BABC Loans or Agent Advances) such Lender's Pro Rata Share of the Borrower's Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Availability or to be obligated to exceed such limits on any other occasion. If at any time (i) the Aggregate Revolver Outstanding exceeds the Availability (with the Availability for purposes of this clause (i) calculated as if the Aggregate Revolver Outstandings were zero), or (ii) the Availability is less than $50,000,000 (with availability for purposes of this clause (ii) calculated without regard to Maximum Revolver Amount), then the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated (in the case of clause (i)) or such deficiency has been eliminated (in the case of clause (ii)), subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i).

                  (b) Procedure for Borrowing.

                           (1) Each Borrowing  shall be made upon the Borrower's
irrevocable written notice delivered to the Agent in the form of a notice of borrowing substantially in the form of Exhibit C ("Notice of Borrowing") together with a Borrowing Base Certificate reflecting sufficient Availability, (which must be received by the Agent prior to 10:00 a.m. (Pacific time) (i) at least three Business Days prior to the requested Funding Date, in the case of LIBOR Revolving Loans and (ii) no later than 10:00 a.m. (Pacific time) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                                    (A) the amount of the Borrowing  (which,  in
the case of LIBOR Revolving Loans, shall be in an amount not less than $2,500,000, and which shall be in integral multiples of $250,000);

                                    (B) the requested  Funding Date, which shall
be a Business Day;

                                    (C) whether the  Revolving  Loans  requested
are to be Base Rate Revolving Loans
or LIBOR Revolving Loans; and

                                    (D) the duration of the  Interest  Period if
the requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Revolving Loans, such Interest Period shall be one month;

                           (2)  With  respect  to  any  request  for  Base  Rate
Revolving Loans, in lieu of delivering the above-described Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans. If it receives telephonic notice by 10:00 a.m. (Pacific time), the Agent shall use its best efforts to initiate the funding of Base Rate Revolving Loans by 12:00 noon (Pacific time).

                           (3) With respect to any request for LIBOR Revolving
Loans, no more than ten (10) LIBOR Revolving Loans may be outstanding at any one time.
                  (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Borrower shall deliver to the Agent a writing setting forth (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.2, and (ii) the names of the persons authorized to request Revolving Loans on behalf of the Borrower, and shall provide the Agent with a specimen signature of each such person. The Agent shall be entitled to rely conclusively on such person's authority to request Revolving Loans on behalf of the Borrower, the proceeds of which are to be transferred to any of the accounts specified by the Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by the Borrower to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by the Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request BABC to make a BABC Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if BABC declines in its sole discretion to make a BABC Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing.

                  (g) Making of Revolving Loans.

                           (1) In the event that the Agent  shall  elect to have
the terms of this Section 2.2(g) apply to a requested  Borrowing as described in
Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 12:00 noon, (Pacific time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrower, designated in writing by the Borrower and acceptable to the Agent; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability of the Borrower on such date.
                           (2) Unless the Agent receives notice from a Lender on
or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the payment date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                           (3) The Agent shall not be obligated to transfer to a
Defaulting Lender any payments made by Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrower shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Defaulting Lender's Commitment and the principal amount of Loans owed to such Lender shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

                  (h) Making of BABC Loans.

                           (1) In the  event  the Agent  shall  elect,  with the
consent of BABC, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), BABC shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BABC pursuant to this Section 2.2(h) being referred to as a "BABC Loan" and such Revolving Loans being referred to collectively as "BABC Loans") available to the Borrower on the Funding Date applicable thereto by transferring same day funds to an account of the Borrower, designated in writing by the Borrower and acceptable to the Agent. Each BABC Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BABC solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request BABC to make any BABC Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability of the Borrower on such Funding Date. BABC shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Availability of the Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BABC Loan.

                           (2)  The  BABC   Loans   shall  be   secured  by  the
Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.
                  (i) Agent Advances.

                           (1) Subject to the limitations set forth in the
provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Revolving Loans to the Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof;

                           (2) The Agent  Advances  shall be repayable on demand
and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time. The Agent shall notify each Lender in writing of each such Agent Advance.
                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BABC, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BABC Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                          (1) The Agent shall request settlement  ("Settlement")
with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BABC, with respect to each outstanding BABC Loan,
(2) for itself, with respect to each Agent Advance, and (3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 11:00 a.m. (Pacific time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BABC, in the case of BABC Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BABC Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BABC, in same day funds, to such account of the Agent as the Agent may designate, not later than 1:00 p.m. (Pacific time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BABC Loan or Agent Advance and, together with the portion of such BABC Loan or Agent Advance representing BABC's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.
                           (2) Notwithstanding the foregoing,  not more than one
(1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BABC Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BABC or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BABC Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BABC Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                           (3) From and  after the  date,  if any,  on which any
Lender purchases an undivided interest and participation in any BABC Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BABC Loan or Agent Advance.

                           (4)  Between  Settlement  Dates,  the  Agent,  to the
extent no Agent Advances or BABC Loans are outstanding, may pay over to BABC any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to BABC's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BABC's other outstanding Revolving Loans other than to BABC Loans or Agent Advances, as provided for in the previous sentence, BABC shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BABC with respect to BABC Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BABC Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by BABC, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BABC Loans owing to BABC, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Loans (other than BABC Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

         2.3  Letters of Credit.

                  (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Agent agrees to (i) cause to be issued by Bank of America for the account of the Borrower standby and documentary letters of credit ("Letters of Credit"), and (ii) provide credit support or other enhancement to banks acceptable to Agent, which issue Letters of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") in accordance with this Section 2.3 from time to time during the term of this Agreement.

                  (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) the maximum undrawn amount of the requested Letter of Credit would exceed the Availability of the Borrower at such time; or (3) any standby Letter of Credit has an expiration date more than twelve (12) months from the date of issuance.

                  (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to cause Bank of America to issue any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                           (1) The Borrower shall have delivered to the proposed
issuer of such Letter of Credit,
at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be reasonably required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and such proposed issuer; and

                           (2) As of the  date  of  issuance,  no  order  of any
court, arbitrator or Governmental
Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d) Issuance of Letters of Credit.

                           (1) Request for Issuance.  The Borrower shall give
the Agent at least two (2) Business Days' prior written notice of the Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

                           (2) Responsibilities of the Agent; Issuance. The
Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrower pursuant to Section 2.3(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Availability of the Borrower as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit would not exceed the Availability of the Borrower, the Agent shall cause Bank of America to issue the requested Letter of Credit on such requested effective date of issuance.

                           (3) Notice of Issuance.  On each  Settlement Date the
Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

                           (4) No Extensions or Amendment.  The Agent shall not
be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this Section 2.3(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than 30 days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal, provided, that if all of the requirements of this Section 3.4 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

                  (e) Payments Pursuant to Letters of Credit.

                           (1) Payment of Letter of Credit Obligations.  The
Borrower agrees to reimburse the issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against such issuer or any other Person.

                           (2) Revolving Loans to Satisfy Reimbursement
Obligations. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit or the Agent shall have made any payment pursuant to any Credit Support and the Borrower shall not have repaid such amount to the issuer of such Letter of Credit or the Agent, as applicable, pursuant to Section 2.3(e)(1), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of such issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 11:00 a.m. (Pacific time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the Borrower pursuant to Section 2.2 as set forth in
Section 4.7.

                  (f) Participations.

                           (1) Purchase of Participations.  Immediately upon
issuance of any Letter of Credit in accordance with Section 2.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the Letter of Credit or the Credit Support provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the amount of such Credit Support (including, without limitation, all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                           (2) Sharing of Reimbursement Obligation Payments.
Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to Section 2.3(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds from the Borrower pursuant to the immediately preceding sentence, if received prior to 1:00 p.m. (Pacific time) on such Business Day and otherwise on the next succeeding Business Day.

                           (3)  Documentation.  Upon the  request of any Lender,
the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                           (4) Obligations Irrevocable.  The obligations of each
Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any Credit Support provided through the Agent with respect to a Letter of Credit, and the obligations of the Borrower to make payments to the Agent, for the account of the Lenders in connection therewith, shall be irrevocable, not subject to any qualification or exception whatsoever , including, without limitation, any of the following circumstances:

                                    (i) any lack of validity or enforceability
of this Agreement or any of the other Loan Documents;

                                    (ii)the existence of any claim, setoff,
defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                                    (iii)   any draft, certificate or any other
document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (iv)the surrender or impairment of any
security for the performance or observance of any of the terms of any of the Loan Documents; or
                                    (v) the occurrence of any Default or Event
of Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by the Borrower or reimbursement obligation of the Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h) Compensation for Letters of Credit.

                           (1) Letter of Credit Fee. The  Borrower agrees to pay
to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.6.

                           (2) Issuer Fees and Charges.  The Borrower shall pay
to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed as such fees are determined in accordance with Schedule 3.6.

                  (i) Indemnification; Exoneration; Power of Attorney

                           (1) Indemnification.  In addition to amounts payable
as elsewhere provided in this Section 2.3, the Borrower hereby agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith. The agreement in this Section 2.3(i)(1) shall survive payments of all Obligations.

                           (2) Assumption of Risk by the Borrower.  As among the
Borrower, the Lenders, and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.3(i).

                           (3)  Exoneration.  In furtherance and extension,  and
not in limitation, of the specific
provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

                           (4)  Power  of  Attorney.   In  connection  with  all
Inventory financed by Letters of
Credit, the Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (a) to sign and/or endorse the Borrower's name upon any warehouse or other receipts relating to Inventory; (b) to sign the Borrower's name on bills of lading and negotiable documents relating to Inventory; (c) following the occurrence and during the continuance of an Event of Default, to clear Inventory through customs in the Agent's or the Borrower's name, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; (d) following the occurrence and during the continuance of an Event of Default, to complete in the Borrower's or the Agent's name, any order, sale, or transaction relating to the Inventory, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (e) following the occurrence and during the continuance of an Event of Default, to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory. Neither the Agent nor its designee, as the Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                           (5) Account Party.  The Borrower hereby authorizes
and directs any issuer of a Letter of Credit to name the Borrower as the "Account Party" therein and to deliver to the Agent (copies of which will be forwarded to the Borrower) all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.
                           (6)  Control of  Inventory.  In  connection  with all
Inventory financed by Letters of Credit, the Borrower will, following the occurrence and during the continuance of an Event of Default at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into the Borrower's possession, to deliver them, upon request, to the Agent in their original form.

                           (7) Agent as Consignee.  The Borrower  shall also, at
the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents relating to Inventory.

                  (j) Supporting Letter of Credit. If, notwithstanding the provisions of Section 2.3(b) and Section 12.1 any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit then outstanding, a standby letter of credit (a "Supporting Letter of Credit") in form and substance reasonably satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn plus any fees and expenses associated with such Letter of Credit, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto and any fees and expenses associated with such Letter of Credit.

         2.4 Foreign Exchange Transactions. The Borrower may request and the Agent shall use reasonable efforts to arrange for the Borrower to obtain from Bank of America Foreign Exchange Transactions (to the extent Bank of America is able to provide such transactions). The Borrower agrees to indemnify and hold the Agent and the Lenders harmless from any and all obligations now or hereafter owing by the Agent and the Lenders to (a) Bank of America arising from or related to such Foreign Exchange Transactions pursuant to the indemnity referred to in clause (z) below, or (b) to any other Lender that enters into a Foreign Exchange Transaction pursuant to any indemnity that the Agent in its sole discretion elects to provide to such other Lender with respect to such Foreign Exchange Transaction. Immediately upon the Agent issuing any indemnity to the Bank of America or such other Lender in connection with Foreign Exchange Transactions, each Lender shall be deemed to have irrevocably and unconditionally purchased an undivided interest and participation in any such indemnity provided by the Agent equal to such Lender's Pro Rata Share of such indemnity (including, without limitation, all obligations of the Borrower with respect thereto). The Borrower agrees to pay the Bank of America all amounts owing to the Bank of America or such Lender pursuant to Foreign Exchange Transactions. In the event the Borrower shall not have paid to the Bank of America or such Lender such amounts, the Agent and the Lenders shall pay the Bank of America or such Lender any amounts required to be paid under the applicable indemnity and such amounts when paid by the Agent and the Lenders shall constitute a Revolving Loan which shall be deemed to have been requested by the Borrower. The Borrower acknowledges and agrees that the obtaining of Foreign Exchange Transactions from Bank of America (x) is in the discretion of Bank of America, (y) is subject to all rules and regulations of Bank of America, and (z) is due to Bank of America relying on the indemnity of the Agent and the Lenders to Bank of America with respect to obligations of the Borrower to the Bank of America in connection with the Foreign Exchange Transactions.



                                    ARTICLE 3

                                INTEREST AND FEES

         3.1 Interest.

                  (a) Interest Rates. All outstanding Loans shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Revolving Loans or LIBOR Revolving Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Revolving Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Loans shall bear interest as follows:

                           (i) For all Base Rate Revolving Loans at a
fluctuating per annum rate equal to the Base Rate plus the Applicable Margin;

                           (ii)For all Libor Revolving Loans at a per annum rate
equal to the Libor Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate described in clause (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Base Rate Revolving Loans will be payable in arrears on the first day of each month hereafter. Interest accrued on all LIBOR Revolving Loans will be payable on the LIBOR Interest Payment Date.

                  (b) Default Rate. If any Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto; provided, however, that if any Obligations other than Loans are not paid when due, they shall bear interest at the Default Rate applicable thereto.

         3.2 Conversion and Continuation Elections. (a) The Borrower may, upon irrevocable written notice to the Agent in accordance with Subsection 3.2(b):
                           (i) elect, as of any Business Day, in the case of
Base Rate Revolving Loans to convert any such Loans (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $250,000 in excess thereof) into LIBOR Revolving Loans; or

                           (ii)elect, as of the last day of the applicable
Interest Period, to continue any LIBOR Revolving Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $250,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $2,500,000, such LIBOR Revolving Loans shall automatically convert into Base Rate Revolving Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, LIBOR Revolving Loans, as the case may be, shall terminate.

                  (b) The Borrower shall deliver a notice of conversion/continuation ("Notice of Conversion/Continuation"), substantially in the form of Exhibit D attached hereto, to be received by the Agent not later than 10:00 a.m. (Pacific time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Revolving Loans and specifying:

                           (i) the proposed Conversion/Continuation Date;

                           (ii)the aggregate amount of Loans to be converted or
renewed;

                           (iii)    the type of Loans resulting from the
proposed conversion or continuation; and

                           (iv)the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Revolving Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Revolving Loans or if any Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Revolving Loans into Base Rate Revolving Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Revolving Loan.

                  (f) After giving effect to any conversion or continuation of Loans, there may not be more than ten (10) different Interest Periods in effect.

         3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect over (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

         3.4 Facility Fee. The Borrower agrees to pay the Agent, for its own account, a facility fee (the "Facility Fee") in the amount set forth in the Fee Letter, which Facility Fee shall be fully earned by the Agent on the Closing Date.

         3.5 Unused Line Fee. Until the Obligations have been paid in full and the Agreement terminated, the Borrower agrees to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee equal to three-eighths of one percent (.375%) per annum on the average daily amount by which, during the immediately preceding month or shorter period if calculated on the Termination Date, the Maximum Revolver Amount exceeded the sum of (i) the average daily outstanding amount of Revolving Loans, (ii) the undrawn face amount of all outstanding Letters of Credit and (iii) the average daily amount of the Foreign Exchange Reserve, but only to the extent the Borrowing Base Availability is less than the Maximum Revolver Amount. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.5.

         3.6  Letter of Credit Fee.

                  (a) Subject to the provisions of Section 3.6(b), the Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to:

                  (i) 1.875%, if the Interest Coverage Ratio is greater than or equal to 2.0:1;

                  (ii)2.00%, if the Interest Coverage Ratio is less than 2.0:1 and greater than or equal to 1.25:1; and

                      (iii) 2.25%, if the Interest Coverage Ratio is less than 1.25:1;

per annum of the undrawn face amount of each Letter of Credit issued for the Borrower's account at the Borrower's request, plus all reasonable out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to any Letter of Credit, as such fees are determined according to Schedule 3.6. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. If any Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any Event of Default is outstanding, the Letter of Credit Fee shall be increased to the Default Rate.

                  (b) The per annum Letter of Credit Fee payable on the Closing Date and for the period ending on the last day of the month in which the Agent receives the quarterly financial statements for the fiscal quarter ended June 30, 1998, shall be 2.0%. The Letter of Credit Fee shall thereafter be adjusted following each delivery to the Agent of the quarterly financial statements of the Parent required pursuant to Section 7.2(c) (together with the corresponding Interest Coverage Ratio Certificate) for the period of two consecutive fiscal quarters  ending  June 30,  1998,  for the  period of three  consecutive  fiscal quarters ending September 30, 1998, and for each period of four consecutive fiscal quarters ending on December 31, 1998 and thereafter each such adjustment to be effective on the first day of the first full calendar month after each such delivery. Notwithstanding anything in this section to the contrary, (i) before any reductions in the Letter of Credit Fee will be instituted and maintained, the Availability (calculated without regard to the Maximum Revolver Amount) must be greater than $50,000,000.00; (ii) in the event that the Agent shall fail to receive any such financial statements and the related Interest Coverage Ratio Certificate for any fiscal quarter of the Parent within fifty-five (55) days following the end of such fiscal quarter (within one-hundred (100) days following the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of any Fiscal Year), then the Letter of

Credit Fee shall, at the end of such fifty-fifth or one-hundredth day, as appropriate, immediately and without notice or further action be the Letter of Credit Fee then in effect (such Letter of Credit Fee to be in effect until the first day of the first full calendar month after the Agent receives the quarterly financial statements of the Parent required under Section 7.2(c) for the most recent fiscal quarter of the Parent and the related Interest Coverage Ratio Certificate ) and (iii) in the event, with respect to any four (4) fiscal quarter period of the Parent which shall be a Fiscal Year, the audited financial statements of the Parent required under Section 7.2(a) for such Fiscal Year shall indicate an Interest Coverage Ratio for such four (4) fiscal quarter period (as determined by the Agent) less than that reflected in the Interest Coverage Ratio Certificate delivered to the Agent for such four (4) fiscal quarter period, the Letter of Credit Fee shall be adjusted retroactively (to the effective date of the Letter of Credit Fee which was determined based upon the delivery of such Interest Coverage Ratio Certificate and the related quarterly financial statements of the Parent delivered pursuant to Section 7.2(c) for the last quarter of such four (4) fiscal quarter period) to reflect a Letter of Credit Fee based upon the Interest Coverage Ratio determined from the audited financial statements and the Borrower shall make payments to the Agent on behalf of the Lenders to reflect such adjustment.

         3.7 Collateral Management Fee. The Borrower agrees to pay to the Agent, for its own account, an annual collateral management fee (the "Collateral Management Fee") in the amount of $50,000 on the Closing Date and on each Anniversary Date thereafter.

         3.8 Foreign Exchange Risk Fee. The Borrower agrees to pay $50 for each assumption of settlement risk by the Agent pursuant to clause (c) of the definition of Foreign Exchange Reserve.

                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

         4.1 Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by the Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrower promises to pay to the Agent for account of the Lenders the amounts described in Section 5.4; provided, however, if at any time the prepayment of Loans pursuant to this Agreement would result, in the Borrower incurring breakage costs under Section
5.4 as a result of LIBOR Revolving Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected LIBOR Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected LIBOR Loans with the Bank of America or an Affiliate for the benefit of the Agent (which deposit, after giving effect to interest to be earned on such deposit prior to the last day of the relevant Interest Periods, must be equal in amount to the amount of Affected LIBOR Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to an agreement to be entered into in form and substance reasonably satisfactory to the Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are LIBOR Revolving Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected LIBOR Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Agent or the Lenders pursuant to the remedial provisions of Section 11, any amounts held as cash collateral pursuant to this Section 4.1 shall, subject to the requirements of applicable law, be immediately applied to the relevant Loans. Following repayment of the relevant Loans, any remaining cash collateral will be returned to the Borrower. In addition, and without limiting the generality of the foregoing, upon demand and no later than the next Business Day following such demand, the Borrower promises to pay to the Agent, for account of the Lenders, the amounts, without duplication, by which at any time (a) the Aggregate Revolver Outstanding exceeds the Availability (with Availability for purposes of this clause (a) calculated as if the Aggregate Revolver Outstandings were zero), and (b) the Availability is less than $50,000,000 (with Availability for purposes of this clause (b) calculated without regard to Maximum Revolver Amount).

         4.2 Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit, (b) the payment in full in cash (or as otherwise provided in Section 2.3(j))of all other Obligations then due together with accrued interest thereon, and (c) with respect to any LIBOR Revolving Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Section 5.4.

         4.3  Payments by the Borrower.

                  (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders at the Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 11:30 a.m. (Pacific time) on the date specified herein. Any payment received by the Agent later than 11:30 a.m.. (Pacific time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         4.4 Payments as Revolving Loans. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.4, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrower pursuant to Section 2.2 or a deemed request as provided in this
Section 4.4. [The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BABC Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.2. Notwithstanding this Section 4.4, if no Base Rate Loans are outstanding as of the close of business on the date that any (i) fees payable hereunder, including the Facility Fee, the Unused Line Fee, the Letter of Credit Fee, the Collateral Management Fee and the Foreign Exchange Risk Fee, (ii) amounts payable under
Article 5, (iii) indemnity payments to Section 15.11 and (iv) reimbursement for expenses pursuant to Section 15.7(e), (g) and (h), are due from any Borrower, the Agent shall notify the Borrower of the aggregate amount of such sums then owing by the Borrower and provided that the Borrower pays such amount into the Agent's Account by federal wire transfer by the next Business Day following delivery of such notice, then such payment shall be deemed to have been paid on the date of such notice and no interest on such amount shall accrue.

         4.5 Apportionment, Application and Reversal of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements including any amounts relating to Foreign Exchange Transactions then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Revolving Loans, including BABC Loans and Agent Advances; fourth, to pay or prepay principal of the BABC Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and (without duplication) unpaid reimbursement obligations in respect of Letters of Credit; and sixth, to the payment of any other Obligation due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Revolving Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         4.6 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrower shall be liable to pay to the Agent, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section
4.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.6 shall survive the termination of this Agreement.

         4.7 Agent's and Lenders' Books and Records; Monthly Statements. The Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 4.5 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

                                    ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         5.1 Taxes.

                  (a) Subject to Section 5.1(c) hereof, and unless otherwise required by applicable law, any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

                  (b) Subject to Section 5.1(c) hereof, the Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent. In the event that the imposition of any such tax or Other Tax for which indemnification is being requested hereunder may not have been correctly or legally asserted (a "Disputed Tax"), the parties shall cooperate to contest or otherwise endeavor to settle with the relevant tax authority any such Disputed Tax. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor; provided that such demand must be made within 120 days after the date such Taxes or Other Taxes were paid by the Lender or the Agent and (ii) set forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender or Agent pursuant to this Section 5.1(b) and the computation of such indemnifiable amount.

                  (c) The Borrower shall not be required to pay any additional amounts to, or otherwise indemnify, the Agent, any Lender, or any Assignee, pursuant to this Section 5.1 unless the Agent, Lender or Assignee, as the case may be is, on the Closing date, or on the Assignment and Acceptance Date in the case of an Assignee, either (i) a "United States person" for purposes of United States federal income taxation and is subject to United States federal income taxation on a net income basis or (ii) a non-"United States person" for purposes of United States federal income taxation and has certified to the Borrower, on the Closing Date or on the Assignment and Acceptance Date in the case of an Assignee (and, but for a change in applicable law, at such other times as specified in Section 14.10 hereof), that it is completely exempt from the imposition of United States withholding taxation by delivery to the Borrower of the forms specified in Section 14.10 hereof.

                  (d) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                           (i) the sum payable shall be increased as necessary
so that after making all required deductions and withholdings such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii)the Borrower shall make such deductions and
withholdings; and

                           (iii)    the Borrower shall pay the full amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law;

                  (e) Within 90 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall use its reasonable efforts to furnish the Agent with evidence of payment thereof reasonably satisfactory to the Agent.

                  (f) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to reduce or eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the reasonable judgment of such Lender is not otherwise materially disadvantageous to such Lender.

                  (g) Each Lender agrees that (i) it will take all reasonable actions necessary to maintain all exemptions, if any, available to it from United States withholding taxation (whether available by treaty, existing administrative waiver, or by virtue of the jurisdiction of its lending office) and (ii) otherwise cooperate with the Borrower to minimize any amounts payable by the Borrower under this Section 5.1. In the event that any such payment of Taxes or indemnification of Taxes under this Section 5.1 results in a tax credit to such Lender under the laws of a jurisdiction other than that to which the Taxes are paid, the Lender shall promptly notify the Borrower and pay to the Borrower an amount equal to any net tax benefit (after taking into account any related tax detriment relating to such payment) resulting from such credit.

                  (h) In the event that the amount that the Borrower is required to pay to or for the account of any Lender is increased in any material respect as a result of any payments required to be made by the Borrower under this
Section 5.1 (any such Lender being referred to herein as an "Affected Lender"), the Borrower shall have the right, subject to the consent of the Agent which consent shall not be unreasonably withheld, upon notice to such Affected Lender, to (i) prepay the principal amount or any portion thereof held by such Affected Lender plus all interest, fees, and other amounts owing to such Affected Lender as of the date of such prepayment or (ii) require such Affected Lender to assign to one or more assignees specified by the Company who are willing to so purchase from such Affected Lender all, or any portion thereof, of such Affected Lender's rights and obligations under this Agreement provided that such assignee or assignees shall pay to such Affected Lender, in consideration for such assignment, an amount equal to all principal, interest, fees, and other amounts owing to such Affected Lender, plus any out-of-pocket transaction costs related thereto incurred by such Affected Lender, that is allocable to the portion of such rights and obligations being assigned as of the date of such assignment.

         5.2  Illegality.

                  (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Revolving Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Revolving Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any LIBOR Revolving Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Revolving Loans of that Lender then outstanding, together with interest accrued thereon and one-half of the amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Revolving Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Revolving Loan. If the Borrower is required to so prepay any LIBOR Revolving Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Revolving Loan.

         5.3  Increased Costs and Reduction of Return.

                  (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or
(ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) issued after the date of this Agreement, there shall be any increase in the cost (other than any increase in cost arising from, in connection with, or related to the imposition of any taxes, which event shall be governed solely by
Section 5.1 hereof) to such Lender of agreeing to make or making, funding or maintaining any LIBOR Revolving Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation or other entity controlling the Lender with any Capital Adequacy Regulation changed or introduced after the date of this Agreement, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation or other entity controlling the Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) reasonably determines that the amount of such capital is increased as a consequence of its Commitment[s], loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

         5.4 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any net loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Revolving Loans or from fees payable to terminate the deposits from which such funds were obtained which the Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Revolving Loan;

                  (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation; or

                  (c)  the   prepayment  or  other  payment   (including   after
acceleration thereof) of an LIBOR Revolving Loan on a day that is not the last day of the relevant Interest Period.

         5.5 Inability to Determine Rates. If the Agent determines that adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Revolving Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Revolving Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Revolving Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Revolving Loans instead of LIBOR Revolving Loans.

         5.6 Certificates of Lenders; Treatment of Borrower. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error. Each Lender shall be entitled to be compensated for amounts pursuant to Sections 5.1, 5.2 and 5.3 only to the extent that such Lender makes the same kinds of demands to its other borrowers who are similarly situated and face similar circumstances.

         5.7 Survival.  The agreements  and  obligations of the Borrower in this
Article 5 shall survive the payment of all other Obligations.

                                    ARTICLE 6

                                   COLLATERAL

         6.1 Grant of Security Interest.

                  (a) As security for all present and future Obligations, the Borrower hereby grants to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of, and right of set-off against, all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising, regardless of where located (in all cases excluding the Excluded Assets):

                           (i) all Inventory;

                           (ii)all Accounts;

                           (iii)    all accessions to and proceeds of any of the
foregoing, including, without limitation and to the extent not prohibited by the Indenture, claims against carriers, shippers and other third parties, and rights under letters of credit or guaranties with respect to all or any of the foregoing.

All of the foregoing, and all other property of the Borrower in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral."

                  (b) All of the Obligations shall be secured by all of the Collateral.

         6.2  Perfection and Protection of Security Interest.

                  (a) The Borrower shall, at its expense, perform all steps reasonably requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation: (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper which the Agent reasonably determines it should have physical possession of in order to perfect and protect the Agent's security interest in the Collateral, duly pledged, endorsed or assigned to the Agent without restriction; (iii) following the occurrence and during the continuance of an Event of Default, (A) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued,
(B) transferring Inventory to warehouses designated by the Agent, and (C) placing notations on the Borrower's books of account to disclose the Agent's security interest subject to the Securitization Facility; (iv) upon request delivering to the Agent all letters of credit relating to Inventory on which the Borrower is named beneficiary; and (v) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without the Borrower's signature, one or more financing statements disclosing the Agent's Liens, but the Agent shall provide the Borrower with a copy of any such financing statement not signed by the Borrower. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  (b) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's agents or processors, then the Borrower shall notify the Agent thereof and shall, at the request of Agent, notify such Person of the Agent's security interest in such

Collateral and instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any operating facility of the Borrower which is not owned by the Borrower, then the Borrower shall, at the request of the Agent, make reasonable efforts to obtain written waivers, in form and substance reasonably satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

                  (c) From time to time, the Borrower shall, upon the Agent's reasonable request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral with respect to the Borrower, but the Borrower's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to the Borrower. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

         6.3 Location of Collateral. The Borrower represents and warrants to the Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of the Borrower's chief executive office, the location of its books and records relating to the Collateral, and the locations of the Collateral and (b) Schedule
6.3 correctly identifies any of such facilities and locations that are not owned by the Borrower and sets forth the names of the owners and lessors or sublessors of such facilities and locations. The Borrower covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for the Borrower on Schedule 6.3, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, the Borrower represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on Premises owned by the Borrower, (b) on premises leased by the Borrower, provided that the Agent has, if requested by the Agent, received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent or has established a Rent Reserve with respect to such Premises, or (c) in a public warehouse, provided that the Agent has, if requested by the Agent, received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to the Agent.

         6.4 Title to, Liens on, and Sale and Use of Collateral. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of the Collateral is and will continue to be owned by the Borrower free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien, except for those certain Liens described in subsections (a), (d), (g) and
(o) of the definition of Permitted Liens; (c) the Borrower will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) the Borrower will not, without the Agent's prior written approval, not to be unreasonably withheld, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of

Inventory in the ordinary course of business (including, without limitation, liquidation sales and markdowns with respect to obsolete or slow-moving
Inventory), and sales or dispositions permitted under Section 9.15. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

         6.5 Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year (or twice a year if Aggregate Revolver Outstandings exceed $50,000,000; provided that the cost of such second appraisal to be paid by the Borrower shall not exceed $10,000) as the Agent requests (and, upon the Agent's request, at any one time after the Impaired Inventory Percentage exceeds (i) 25%; (ii) 35%; or (iii) 45%), the Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, reasonably satisfactory to the Agent.

         6.6  Access and Examination; Confidentiality.

                  (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of the Borrower's records, files, and books of account and the Collateral, and discuss the Borrower's affairs with the Borrower's officers and management. The Borrower will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Borrower. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrower's expense, make copies of all of the Borrower's books and records, or require the Borrower to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Borrower's respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. After the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

                  (b) The Borrower agrees that, subject to the Borrower's prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrower's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all confidential information provided to the Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, and neither the Agent, nor such Lender nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the

Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors who shall be bound by the confidentiality provisions of this Section 6.6 and who shall utilize such information solely in connection with this Agreement (but who shall have the benefit of clauses (1) through (5) above); (7) to any prospective Participant or assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates who shall be bound by the confidentiality provisions of this Section 6.6 and who shall utilize such information solely in connection with this Agreement (but who shall have the benefit of clauses (1) through (5) above).

         6.7 Collateral Reporting. The Borrower shall provide the Agent with the following documents at the following times in form reasonably satisfactory to the Agent: (a) on a monthly basis no later than the 20th day of the following month, or more frequently (but not more frequently than weekly) if requested by the Agent at any time that the Aggregate Revolver Outstandings are $50,000,000 or more, a Borrowing Base Certificate, a summary report listing on hand Inventory balances by vendor and accounts payable owing to any vendor or supplier who has a Lien on any Inventory, summary Inventory reports by category and location (and, if requested by the Agent, additional detail thereof); (b) upon request, a statement of the balance of each of the Intercompany Accounts;
(c) upon the occurrence and during the continuance of an Event of Default, on a weekly basis no later than the third Business Day of the following week (or more frequently if requested by the Agent), Borrowing Base certificates, and on a monthly basis (or more frequently if requested by the Agent), an aging of accounts payable which is not aged by vendor credit terms, an aging of Accounts reconciled against the previous month's aging and the Borrower's general ledger and copies of invoices and purchase orders as requested by the Agent; and (d) such other reports as to the Collateral of the Borrower as the Agent shall reasonably request from time to time. If any of the Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders. For the purposes of this Section 6.7, the word "month" shall mean "fiscal month."

         6.8  Accounts.

                  (a) The Borrower hereby represents and warrants to the Agent and the Lenders, with respect to the Borrower's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Borrower, or rendition of services by the Borrower, in the ordinary course of the Borrower's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those arising in the ordinary course of business or known to the Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor has been granted on any Account, except in the ordinary course of business.

                  (b) Upon an acceleration of the Obligations following the occurrence of an Event of Default:

                      (i) The Borrower shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent except to the extent that the Borrower is obligated to do so. If the Agent consents to the acceptance of any such instrument or the Borrower is obligated to accept any such instrument, it shall be considered as evidence of the Account and not payment thereof and the Borrower will promptly deliver such instrument to the Agent, endorsed by the Borrower to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the Borrower shall remain liable thereon until such instrument is paid in full.

                      (ii) The Borrower shall notify the Agent promptly of all disputes and claims in excess of $1,000,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Borrower's business when no Event of Default exists hereunder. The Collateral information reported to the Agent under
Section 6.7 shall give effect to credit memoranda, discounts, and allowances. The Agent may, and at the direction of the Majority Lenders shall, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                      (iii) Subject to the provisions of the Intercreditor Agreement, in the event any Account Debtor returns Inventory to the Borrower, the Borrower, upon request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon.

         6.9 Collection of Accounts; Payments. The Borrower shall establish and maintain a bank account ("Payment Account") with a bank acceptable to the Agent pursuant to an agreement among the bank, the Borrower and the Agent, in form and substance reasonably satisfactory to the Agent (the "Payment Account Agreement"). Subject to the provisions of the Intercreditor Agreement, the Borrower shall deposit in the Payment Account all proceeds of Collateral and all funds received from Merisel Capital Funding, Inc. or other Person in connection with any Securitization Facility to which the Borrower is the originator. The Payment Account Agreement shall provide, inter alia, that upon notice to the bank by the Agent that an Event of Default and acceleration of the Obligations have occurred, the bank is authorized to transfer all funds in the Payment Account to the Agent. The notice to the Agent shall confirm that the Agent's Lien does not extend to the Payment Account itself, but does extend to the extent contemplated in this Agreement, to the proceeds of the Borrower's Inventory and Accounts which are deposited into the Payment Account. Unless and until the Agent gives such notice, the Borrower shall be free to withdraw funds from the Payment Account in such amount and with frequency as the Borrower may from time to time determine, without notice to or the consent of the Agent. In the event such notice of acceleration is given (subject to the Intercreditor Agreement): (a) the Borrower shall cease transferring any accounts receivable in connection with any Securitization Facility; (b) the proceeds of such accounts receivable and of all other Accounts which are not transferred in connection with the Securitization Facility shall be delivered in their original form duly endorsed in blank into the Payment Account; (c) if the Agent requests, the Borrower shall establish a lock-box service for collections of Accounts at a bank acceptable to the Agent and pursuant to documentation reasonably satisfactory to the Agent; (d) if such lock-box service is established, the Borrower shall instruct all Account Debtors to make all payments directly to the address established for such service; (e) if, notwithstanding such instructions, the Borrower receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into the Payment Account, as the Agent may direct; (f) the Agent or the Agent's designee may notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and the collection costs and expenses shall constitute Obligations; and (g) the Borrower, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

         6.10 Inventory; Perpetual Inventory. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Borrower is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Borrower's business, and is and will be fit for such purposes. The Borrower will keep its Inventory in good and marketable condition subject to ordinary wear and tear, at its own expense. Borrower will not, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval (except in the ordinary course of business). The

Borrower agrees that all Inventory produced by the Borrower in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Borrower will maintain accurate records of Inventory and will (i) continue to perform "cycle" counts in a manner consistent with past practices or (ii) conduct a physical count of the inventory at least once during each Fiscal Year. The Borrower will also conduct a physical count of the Inventory after and during the continuation of an Event of Default, at such time or times as the Agent requests.The Borrower will maintain a perpetual inventory reporting system at all times.

         6.11 Documents, Instruments, and Chattel Paper. The Borrower represents and warrants to the Agent and the Lenders that to the best of its knowledge, or unless otherwise disclosed to the Agent, all material documents, instruments, and chattel paper describing, evidencing, constituting or relating to Inventory, and all signatures and endorsements thereon, are and will be complete, valid, and genuine.

         6.12 Right to Cure. Following the occurrence and during the continuance of an Event of Default the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of the Borrower hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which the Borrower fails to pay or do, including, without limitation, payment of any judgment against the Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral; provided, however, that the Agent may pay, upon two Business Days prior notice to the Borrower, without regard to the existence of any Event of Default, any insurance premium which is due and payable within ten days of the expiration of any insurance policy required under Section 9.5 according to any notice received by Agent from an insurer. All payments that the Agent makes under this Section 6.12 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower's Loan Account as a Revolving Loan . Any payment made or other action taken by the Agent under this Section 6.12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         6.13 Power of Attorney. The Borrower hereby appoints the Agent and the Agent's designee as the Borrower's attorney, with power: (a) from and after the acceleration of the Obligations following the occurrence of an Event of Default, and subject to the provisions of the Intercreditor Agreement, to endorse the Borrower's name on notices of assignment and on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession in connection with perfecting any Agent's Lien on Collateral; (b) to sign the Borrower's name on financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure to the extent necessary to perfect the Agent's Lien on the Collateral; (c) from and after the acceleration of the Obligations following the occurrence of an Event of Default, to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Borrower, and to send requests for verification of Accounts to customers or Account Debtors; and (d) after the occurrence and during the continuance of any

Event of Default, to sign the Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers and on assignments of Accounts. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

         6.14 The Agent's and Lenders' Rights, Duties and Liabilities. The Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Borrower from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Borrower.

                                    ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         7.1 Books and Records. The Borrower shall maintain, at all times, books, records and accounts in which materially complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). The Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall maintain at all times books and records, which are accurate and complete in all material respects, pertaining to the Collateral including, but not limited to, records of
(a) all payments received and all credits and extensions granted with respect to the Accounts; and (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory.

         7.2 Financial Information. The Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall reasonably request, the following:

                  (a) As soon as available, but in any event not later than one hundred (100) days after the close of each Fiscal Year, consolidated audited balance sheets, and statements of income and expense, cash flow and statement of changes in stockholders' equity for the Parent and its Subsidiaries for such

Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP, and unaudited balance sheets and statements of income and expense of the Borrower. Such audited statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified as to scope (including not qualified due to possible failure to take all appropriate steps to successfully address the Year 2000 Problem) of Deloitte & Touche LLP or other nationally recognized independent certified public accountants selected by the Borrower.

                  (b) As soon as available after the end of each fiscal month, a monthly financial report in substantially the form of Exhibit F, setting forth certain unaudited financial information of the Parent and its Subsidiaries (with such changes to such Exhibit F as Parent may adopt from time to time).

                  (c) As soon as available, but in any event not later than fifty-five (55) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated unaudited balance sheets of the Parent and its consolidated Subsidiaries as at the end of such quarter, and consolidated unaudited statements of income and expense and statement of cash flows for the Parent and its Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operation of the Borrower and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required to be delivered pursuant to Section 7.2(a), and unaudited balance sheets and statements of income and expense of the Borrower. Such financial statements of the Parent shall be accompanied by a certificate signed by the Parent's chief financial officer, treasurer, assistant treasurer or, in their absence, a controller of the Borrower or Parent that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the Parent's financial position as at the dates thereof and its results of operations for the periods then ended.

                  (d) With each of the Financial Statements of the Parent delivered pursuant to Section 7.2(a) and (c), a certificate of the treasurer, assistant treasurer or chief financial officer of the Parent or, in their absence, a controller of the Borrower or Parent (i) setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in Sections 9.22 and 9.23 during the period covered in such Financial Statements and as at the end thereof, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular day, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                  (e) Within two weeks of preparation, and, in any event, no later than ninety (90) days after the end of each Fiscal Year (beginning with Fiscal Year 1998) annual forecasts (to include forecasted consolidated and, if available, consolidating balance sheets, statements of income and expenses and statements of cash flow) for the Parent and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                  (f) Upon request, after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of the Borrower.

                  (g) Promptly upon the filing thereof, copies of all Form 10-Ks, Form 10-Qs, Form 8-Ks Schedule 13Ds and any other material reports, if any, filed by the Parent or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act.

                  (h) As soon as available, but in any event not later than 15 days after the Borrower's receipt thereof, a copy of all management reports and management letters, together with management's response, prepared for the Borrower by Deloitte & Touche LLP or any other independent certified public accountants of the Borrower.

                  (i) Upon request, a copy of each annual tax return filed by the Borrower or by any of its Subsidiaries with the IRS.

                  (j) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower or any Subsidiary.

         7.3 Notices to the Lenders. The Borrower shall notify the Agent and the Lenders, in writing of the following matters at the following times:

                  (a) Promptly but no later than three Business Days after a Responsible Officer becomes aware of any Default or Event of Default.

                  (b) Promptly but no later than three Business Days after a Responsible Officer becomes aware of the assertion by the holder of any capital stock of the Borrower or Subsidiary thereof or of any Debt in excess of $10,000,000 that a default exists with respect thereto or that the Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Promptly but no later than three Business Days after a Responsible Officer becomes aware of any material adverse change in the Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (d) Promptly but no later than three Business Days after a Responsible Officer becomes aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person that could reasonably be expected to result in a Material Adverse Effect, or any pending or threatened investigation by a Governmental Authority which may materially and adversely affect the Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or the Borrower's and its Subsidiaries' property, business, operations, or condition (financial or otherwise), taken as a whole.

                  (e) Promptly but no later than three Business Days after a Responsible Officer becomes aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

                  (f) Promptly but no later than three Business Days after a Responsible Officer becomes aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrower which could reasonably be expected to have a Material Adverse Effect.

                  (g) Promptly but no later than three Business Days after receipt by a Responsible Officer of any notice of any violation by the Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted that the Borrower or any Subsidiary thereof is not in compliance with any Environmental Law (where such non-compliance may reasonably be expected to result in liability over $2,500,000) or is investigating the Borrower's or such Subsidiary's compliance therewith.

                  (h) Promptly but no later than three Business Days after receipt by a Responsible Officer of any written notice that the Borrower or any of its Subsidiaries is or may reasonably be expected to be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $2,500,000.

                  (i) Promptly but no later than three Business Days after receipt by a Responsible Officer of any written notice of the imposition of any Environmental Lien against any property of the Borrower or any of its Subsidiaries.

                  (j) Any change in the Borrower's name, state of incorporation, or form of organization, trade names under which the Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten Business Days after the Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                  (l) Within three Business Days after the  occurrence  thereof:
(i) any changes in the benefits of any existing Pension Plan which increase the Borrower's annual costs with respect thereto by an amount in excess of $5,000,000, or the establishment of any new Pension Plan or the commencement of contributions to any Plan to which the Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower or any ERISA Affiliate to make a required installment in excess of $2,000,000 or any other required payment in excess of $2,000,000 under Section 412 of the Code on or before the due date for such installment or payment.

                  (m) Within three Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

                  Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

         The Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

         8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. The Borrower has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. The Borrower has taken all necessary corporate action (including without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents have been duly executed and delivered by the Borrower, and constitute the legal, valid and binding obligations of the
Borrower, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law). The Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents do not and will not materially conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or any of its Subsidiaries by reason of the terms of (a) any material contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it (except for Liens created under the Loan Documents and except for any conflicts, violations, breaches, defaults or Liens that could not reasonably be expected to materially and adversely affect the Borrower), (b) any Requirement of Law applicable to the Borrower or any of its Subsidiaries, the noncompliance with which could not reasonably be expected to result in a Material Adverse Effect or (c) the certificate or articles of incorporation or by-laws of the Borrower or any of its Subsidiaries.

         8.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens, upon filing of UCC-1 Financing Statements in all relevant jurisdictions, to the extent perfection may be achieved by filing, constitute perfected and continuing Liens on all the Collateral covered by
Article 9 of the UCC, having priority over all other Liens on the Collateral, (other than liens listed in clauses (a), (d), (g) and (o) of the definition of Permitted Liens) securing all the Obligations, and enforceable against the Borrower and all third parties.

         8.3 Organization and Qualification. The Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation, (b) as of the Closing Date, is qualified to do business as a foreign corporation and is in good standing in the jurisdictions set forth on Schedule 8.3 which are the only jurisdictions in which the failure to so qualify or be in good standing could reasonably be expected to result in a Material Adverse Effect, and (c) has all requisite power and authority to conduct its business and to own its property.

         8.4 Corporate Name; Prior Transactions. As of the Closing Date the Borrower has not, during the past five (5) years, been known by or used any other corporate or fictitious name, or, within the past two years, been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person (other than mergers between Subsidiaries of the Parent), or acquired any of its property outside of the ordinary course of business.

         8.5 Subsidiaries and Affiliates. Schedule 8.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Parent and Parent's Subsidiaries. Each Subsidiary is (a) duly incorporated (or otherwise created, if not a corporation) and validly existing in good standing under the laws of its state of organization set forth on Schedule 8.5, and (b) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

         8.6 Financial Statements and Projections. (a) The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of December 31, 1997, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, Deloitte & Touche LLP. The

Parent has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Parent and its consolidated Subsidiaries as of March 31, 1998. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended (subject to year end adjustments in the case of the unaudited balance sheet and related statements of income and cash flows as of March 31, 1998).

                  (b) The Latest Projections when submitted to the Lenders as required herein (or when prepared with respect to the Latest Projections dated November 13, 1997) represented the Borrower's best estimate of the future financial performance of the Borrower and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believed were fair and reasonable in light of the then current and reasonably foreseeable business conditions at the time submitted to the Lender (it being understood that the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, and that no assurance can be given that the projections will be realized).

         8.7  [Intentionally Omitted].

         8.8 Solvency. The Borrower is Solvent prior to and after giving effect to the making of the Revolving Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date.

         8.9 Debt. As of the Closing Date, the Borrower and its Subsidiaries have no Debt, except (a) the Obligations, (b) the obligations under the Securitization Facility, (c) the obligations under the Indenture, (d) the obligations under the Promissory Notes, (e) Debt for borrowed money not in excess of $5,000,000, (f) Capital Lease obligations, and (g) Debt described on
Schedule 8.9.

         8.10 Distributions. As of the Closing Date, since March 31, 1998, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower or any of its Subsidiaries, except as would be permitted by Section 9.10.

         8.11 Title to Property. The Borrower has good and marketable title in fee simple to its real property listed as being owned in Schedule 8.12 hereto, and the Borrower has good and merchantable title to all of its other property material to its business free of all Liens except Permitted Liens.

         8.12 Real Estate; Leases. Schedule 8.12 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by the Borrower or any of its Subsidiaries where any of the Collateral is stored, and all Real Estate leased or subleased by the Borrower or its Subsidiaries as lessee or sublessee where any of the Collateral is stored. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by Borrower under any such lease or sublease exists which would entitle the lessor or sublessor thereunder to terminate such lease or sublease.

         8.13 [Intentionally omitted]

         8.14 Trade Names. All trade names under which the Borrower or any of its Subsidiaries sells Inventory or creates Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.

         8.15 Litigation. Except as set forth on Schedule 8.15 or Parent's Form 10-Q for the quarter ended March 31, 1998 filed with the Securities and Exchange Commission, there is no pending or (to the best of the Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.
         8.16 [Intentionally Omitted]

         8.17 Labor Disputes. Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of the Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Borrower or its Subsidiaries or their employees which could reasonably be expected to result in a Material Adverse Effect.

         8.18 Environmental Laws.Except as otherwise disclosed on Schedule 8.18:

                  (a) The Borrower and its Subsidiaries have complied in all material respects with all Environmental Laws applicable to its Premises and business, and neither the Borrower nor any Subsidiary nor any of its present Premises or operations, nor to the best of Borrower's knowledge its past property or operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant except where any of the foregoing would not reasonably be expected to result in a Materially Adverse Effect.

                  (b) The Borrower and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all terms and conditions of such permits except where failure to obtain or maintain such permits in good standing or to comply therewith would not reasonably be expected to result in a Materially Adverse Effect.

                  (c) Neither the Borrower nor any of its Subsidiaries, nor, to the best of the Borrower's knowledge, any of its predecessors in interest, has, in violation of applicable law, stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law except where such violation of law would not reasonably be expected to result in a Materially Adverse Effect.

                  (d) Neither the Borrower nor any of its Subsidiaries has received any outstanding summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant except where any of the foregoing would not reasonably be expected to result in a Materially Adverse Effect.

                  (e) Neither the Borrower nor any of its Subsidiaries has received any written notice that any of the present or past operations of the Borrower and its Subsidiaries is the subject of any on going investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant, except for potential remedial actions that would not be reasonably expected to result in a Material Adverse Effect.

                  (f) Neither the Borrower nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment except where any of the foregoing would not reasonably be expected to result in a Materially Adverse Effect.

                  (g)  Neither  the  Borrower  nor any of its  Subsidiaries  has
entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing any outstanding material obligations or liabilities on the Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim except for obligations or liabilities that would not reasonably be expected to result in a Material Adverse Effect.

                  (h) None of the products manufactured, distributed or sold by the Borrower or any of its Subsidiaries contain asbestos containing material.

                  (i) No Environmental Lien has attached to any Premises owned in fee simple by the Borrower or any of its Subsidiaries.

         8.19 No Violation of Law. Neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         8.20 No Default. Neither the Borrower nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         8.21 ERISA  Compliance.  Except as  specifically  disclosed in Schedule
8.21:

                  (a) Each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law except where such noncompliance would not reasonably be expected to cause a Material Adverse Effect. Each Plan which is intended to qualify under

Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Pension Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan.

                  (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or, to the Borrower's knowledge, is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability which could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan which could reasonably be expected to result in a Material Adverse Effect (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi employer Plan which could reasonably be expected to result in a Material Adverse Effect; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.22 Taxes. The Borrower and its Subsidiaries have filed all material federal and other tax returns and reports required to be filed, and have paid or adequately accrued or reserved for all material federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable.

         8.23 Regulated Entities. None of the Borrower, or any Subsidiary of the Borrower, is an "Investment Company" required to be registered within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used for working capital purposes and general business purposes and for loans to Merisel Canada, Inc. (as permitted under Section 9.15) Neither the Borrower nor any Subsidiary will use proceeds of the Loans to purchase or carry Margin Stock.

         8.25 Copyrights, Patents, Trademarks and Licenses, etc. The Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or to the knowledge of Borrower threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         8.26 No Material Adverse Change. No Material Adverse Effect has occurred since the later of (i) the date of the Financial Statements referred to in Section 8.6(a), and (ii) the latest financial statements delivered pursuant to Section 7.2(a) or (c).

         8.27  Governmental  Authorization.  No  approval,  consent,  exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of this Agreement or any other Loan Document except those filings that may be required in connection with the perfection of security interests granted under this Agreement and in connection with the Payment Account Agreement.

         8.28 Year 2000 Compliance. As of the Closing Date, the Borrower is conducting a comprehensive review and assessment of its computer applications. The Borrower does not believe the Year 2000 Problem will have a Material Adverse Effect.

                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

         The Borrower covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

         9.1 Taxes and Other Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due (as such due date may be extended) all material tax returns and other reports which it is required to file; (b) pay, or provide for the payment, prior to delinquency, of all material taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required material withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; provided, however, so long as the Borrower has notified the Agent in writing, neither the Borrower nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) the Borrower or any of its Subsidiaries, as the case may be, has established proper reserves for as provided in GAAP, and (iii) the non-payment of which would not result in a Lien (other than a Lien described in clause (a) of the definition of Permitted Lien).

         9.2 Corporate Existence and Good Standing. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect; provided that any Subsidiary of the Borrower may merge, consolidate, reorganize, liquidate, wind-up, dissolve or transfer all or substantially all of its assets as permitted under Section 9.9.

         9.3 Compliance with Law and Agreements; Maintenance of Licenses. The Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act) except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect. The Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date (except where the failure to obtain or maintain such could not reasonably be expected to result in a Material Adverse Effect). The Borrower shall not modify, amend or alter its certificate or article of incorporation other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

         9.4 Maintenance of Property. The Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted (except where the failure to so maintain such property could not reasonably be expected to result in a Material Adverse Effect).

         9.5  Insurance.

                  (a) The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide, insurance against loss or damage to Inventory as is customary for Persons engaged in the same or similar business.

                  (b) The Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named with respect to each such policy relating to any Inventory, as loss payee or as an additional insured, in a manner reasonably acceptable to the Agent. Each such policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrower or any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (c) The Borrower shall promptly notify the Agent and the Lenders of any material loss, damage, or destruction to the Collateral in excess of $10,000,000 arising from its use, whether or not covered by insurance.

         9.6  [Intentionally omitted].

         9.7 Environmental Laws. The Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant except as such non-compliance as would not reasonably be expected to result in a Material Adverse Effect. The Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

         9.8 Compliance with ERISA. The Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a non-exempt prohibited transaction (as defined in Section 4975 of the Code) which could reasonably be expected to result in a Material Adverse Effect; and
(e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         9.9 Mergers, Consolidations or Sales. (a) Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any substantial part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (i) for sales of Inventory in the ordinary course of its business, (ii) subject to the Intercreditor Agreement, for accounts receivable transferred in connection with a Securitization Facility, (iii) for sales or other dispositions of Equipment or other assets in the ordinary course of business that are obsolete or no longer useable or useful by Borrower in its business; (iv) for any merger or consolidation of the Borrower or its Subsidiaries with, or the acquisition of all or substantially all of the assets of, any Person other than the Parent or a Subsidiary of the Parent if (A) the Borrower or Subsidiary of the Borrower party thereto is the surviving entity or the transferee, as the case may be, (B) such merger, consolidation or acquisition would not result in a Default or Event of Default after giving pro forma effect thereto for the prior four fiscal quarters, (C) such Person is engaged in the same or similar business, (D) in any Fiscal Year of the Borrower the book value of the inventory of such Person or Persons acquired pursuant to any such merger, consolidation or acquisition shall not exceed an amount equal to 30% of Borrower's Eligible Inventory (calculated at the time of such merger or consolidation), (F) all UCC searches and filings are made and all releases of liens are obtained as the Agent may reasonably require to ensure that the extent and priority of the Agent's Lien is not adversely affected by the merger, consolidation or acquisition, and (G) the Agent is given 10 days' prior written notice of such merger, consolidation or acquisition and, upon the Agent's request, copies of the merger agreement and related documents; and (v) as permitted under Section 9.15.

         9.10 Distributions; Capital Change; Restricted Investments. Neither the Borrower nor any of its Subsidiaries shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions permitted under Section 9.15, (ii) make any change in its capital structure which could have a Material Adverse Effect or (iii) make any Restricted Investment except as permitted under Section 9.15.

         9.11 Transactions Affecting Collateral or Obligations. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         9.12 [Intentionally Omitted].

         9.13 Debt. Neither the Borrower nor any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) obligations under the Securitization Facility; (c) obligations under the Indenture; (d) obligations under the Promissory Notes; (e) other Debt existing on the Closing Date; (f) if no Default or Event of Default would occur after giving effect to the incurrence thereof: (i) Capital Lease obligations, (ii) the purchase money Debt, real property mortgage financings and sale/leaseback transactions referred to in clauses (i), (j) and (k) of the definition of Permitted Liens, and (iii) other Debt the aggregate principal amounts outstanding of which do not exceed $20,000,000; (g) Guarantees by the Borrower or its Subsidiaries of Debt otherwise permitted to be incurred under this Agreement; (h) Guarantees by the Borrower or any of its Subsidiaries of the obligations of any of the Borrower's Subsidiaries incurred in the ordinary course of business; (i) Debt issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Debt permitted to be incurred under this Agreement or outstanding on the Closing Date, (j) Debt in respect of performance bonds, bankers' acceptances, letters of credit or surety or appeal bonds entered into by the Borrower and its Subsidiaries in the ordinary course of business; (k) Debt arising from the honoring by a bank or other financial institution of a check, draft, or similar instrument inadvertently drawn against insufficient funds; (l) Debt of a Subsidiary of the Borrower existing at the time such Subsidiary became a Subsidiary of the Borrower and not incurred as a result of (or in connection with or in anticipation of) such Subsidiary becoming a Subsidiary of the Borrower; (m) Debt relating to the consignment of inventory to the Borrower by Finova Capital Corporation provided that no interest thereon or with respect thereto becomes payable or accrues at a per annum rate of 12% or more for a period of more than ten days; (n) any revolving working capital facility obtained by Merisel Canada, Inc. from any Person not an Affiliate; (o) Debt permitted under Section 9.15; and (p) Debt incurred in connection with interest rate or currency rate protection agreements entered into in the ordinary course of business.

         9.14 [Intentionally Omitted].

         9.15 Transactions with Affiliates. Except as set forth below, neither the Borrower nor any of its Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing:

                  (a) without  regard to the existence or  effectiveness  of the
Indenture: (i) the Borrower may make loans or advances to Merisel Canada, Inc. from the proceeds of Loans under this Agreement up to a maximum amount of $25,000,000, provided, however, that in no event shall the aggregate outstanding principal amounts of the Borrower's loans and advances to Merisel Canada (such loans and advances for purposes of this clause (i) including the amount of any trade payables owing by Merisel Canada, Inc. to Borrower (other than any such payables in dispute), that are not paid within 55 days from the date of the invoices relating thereto and interest not paid when due), exceed the Maximum Merisel Canada Loan at one time; (ii) the Borrower's Subsidiaries may make distributions to the Borrower; (iii) the Borrower and its Subsidiaries may pay cash dividends or other advances or distributions to the Parent: to pay interest, principal and other amounts in respect of notes issued under the Indenture, to pay taxes owed by the Parent and other expenses incurred by the Parent in the ordinary course of its business, and otherwise in the amount of fifty percent of the Borrower's Excess Cash Flow; (iv) any Subsidiary of the Borrower may merge, consolidate, reorganize or transfer, sell, assign, lease or otherwise dispose all or substantially all of its property or assets to the Borrower (if the Borrower is the surviving corporation of any such merger or consolidation) or any other Subsidiary of the Borrower; (v) any Subsidiary of the Borrower may be liquidated or dissolved or wound-up if such would not reasonably be expected to result in a Material Adverse Effect; and (vi) the Borrower or its Subsidiaries may, subject to clause (a)(i) above, engage in other transactions with the Parent or Subsidiaries of the Parent in good faith in the ordinary course of business, including, without limitation, loans, investments and the transfer of accounts receivable in connection with the Securitization Facility;

                  (b) so long as the Indenture is in effect: (i) the Borrower and its Subsidiaries may pay dividends and make distributions, lend to and pay indebtedness of , and transfer property or assets to, the Parent or any of its Subsidiaries to the extent such actions are required to be permitted under
Section 4.16 of the Indenture, (ii) Borrower agrees to give Agent advance notice of the taking of such actions, and (iii) if any such actions are taken which are not also permitted to be taken under clause (a) above, the Agent may refuse to make or otherwise restrict the making of new Revolving Loans or cause not to be issued or restrict the issuance of new Letters of Credit; and

                  (c) subject to clause (a) above, the Borrower and its Subsidiaries may engage in transactions with Affiliates in good faith in the ordinary course of business, and on terms no less favorable to the Borrower and its Subsidiaries than would be obtained in a comparable arm's-length transaction with a Person who is not an Affiliate and, with respect to transactions involving consideration in excess of $1,000,000, in amounts and upon terms fully disclosed to the Agent.

         9.16 Investment Banking and Finder's Fees. Neither the Borrower nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement except as contemplated by the Fee Letter. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrower is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

         9.17 Business Conducted. The Borrower shall not and shall not permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which the Borrower and its Subsidiaries are engaged on the Closing Date and businesses related thereto.

         9.18 Liens. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

         9.19 [Intentionally Omitted]

         9.20 [Intentionally Omitted].

         9.21 Fiscal Year.  The Borrower shall not change its Fiscal Year.

         9.22 Minimum Adjusted Net Earnings from Operations. The Parent will maintain Adjusted Net Earnings from Operations, determined as of the last day of each Fiscal Year, of not less than $3,000,000.

         9.23 Interest Coverage Ratio. The Parent will maintain an Interest Coverage Ratio of 1.1: 1.0 for (a) the period of two consecutive fiscal quarters ending June 30, 1998; (b) the period of the three consecutive fiscal quarters ending September 30, 1998; and (c) each period of four consecutive fiscal quarters ending December 31, 1998 and thereafter.

         9.24 Use of Proceeds. The Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         9.25 Further Assurances. The Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, reasonably request to maintain, protect, preserve, establish and perfect the Agent's Liens on the Collateral.

                                   ARTICLE 10

                              CONDITIONS OF LENDING

         10.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause to be issued or provide Credit Support for any Letter of Credit on the Closing Date and the obligation of the Lenders to participate in Letters of Credit issued on the Closing Date or in Credit Support for any Letters of Credit, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

                  (a) This Agreement and the other Loan Documents have been executed by each party thereto and the Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrower before or on such Closing Date.

                  (b) Upon making the Revolving Loans on the Closing Date and with all its obligations current, the Borrower would have Availability in an amount no less than $50,000,000.

                  (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct in all material respects as of the Closing Date as if made on such date (except representations and warranties which are made as of a specified date shall only be required to be true and correct in all material respects as of such specified date).

                  (d) No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made on such date.

                  (e) The Agent and the Lenders shall have received such opinions of counsel for the Borrower and its Subsidiaries as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                  (f) The Agent shall have received:

                           (i) duly executed copies of proper financing
statements, suitable for filing under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien; and

                           (ii)[Intentionally Omitted]

                           (iii)    Certified copies of resolutions of the Board
of Directors of the Borrower approving (A) the execution and delivery of the Loan Documents to which the Borrower is a party, (B) the performance of the Obligations incurred by the Borrower under Loan Documents to which it is a party, and (C) the consummation of the transactions contemplated by the Loan Documents;

                           (iv)A certificate of the Secretary or an Assistant
Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower, authorized to sign the Loan Documents;

                           (v)     A copy of the  Certificate  of  Incorporation
of the Borrower, certified by the Secretary of State of the State of incorporation as of a recent date;

                           (vi)A copy of the Bylaws of the Borrower, certified
by the Secretary or an Assistant Secretary of the Borrower, as of the date of this Agreement as being accurate and complete;

                           (vii)    A Certificate of the Secretary of State of
the State of incorporation for the Borrower certifying that the Borrower is in good standing as of a recent date; and

                           (viii) A pro  forma  balance  sheet  of the  Borrower
dated as of April 30, 1998 (which balance sheet shall reflect no material adverse changes from the Borrower's most recent pro forma balance sheet previously delivered to the Agent).

                  (g) There shall have occurred no material adverse change (as determined by the Agent in its reasonable discretion) in (i) the assets, books and records of the Borrower since June 15, 1998; (ii) in the business, operations, profits of the Borrower since March 31, 1998.

                  (h) The Agent shall have received a certificate from a Responsible Officer of the Borrower certifying that the Borrower has materially met the financial performance projections (taken as a whole) previously provided to the Agent dated November 13, 1997 (including the revised projections, provided in May 1998, of Capital Expenditures in the amount of $45,000,000 in fiscal year 1998).

                  (i) All documentation relating to the Securitization Facility that GECC is a party to shall be reasonably satisfactory to the Agent.

                  (j) Except as previously disclosed by the Borrower to the Agent or in filings with the Securities and Exchange Commission, there shall exist no action, suit, investigation, litigation, or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that in the Agent's reasonable judgment (i) could be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, or properties of the Borrower or which could impair Borrower's ability to perform satisfactorily under this Agreement.

                  (k) The Agent shall have received copies of all consents or approvals of any Governmental Authority or other Person which the Agent reasonably determines is required in connection with the transactions contemplated by this Agreement.

                  (l) The Borrower shall have paid all reasonable fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced and to the extent the Borrower is obligated to pay such fees and expenses under Section 15.7 and pursuant to the Fee Letter.

                  (m) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

                  (n) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Availability, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                  (o) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

         The acceptance by the Borrower of any Loans made on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans set forth in Section 10.2 have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1.

         10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Agent to take reasonable steps to cause to be issued or to provide Credit Support for any Letter of Credit and the obligation of the Lenders to participate in Letters of Credit or Credit Support for Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) the following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                           (i) The representations and warranties contained in
this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                           (ii)No event has occurred and is continuing, or would
result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (b) without limiting Section 10.1(b), the amount of the Availability shall be sufficient to make such Revolving Loan without exceeding the Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance or Revolving Loan as provided in Sections 2.2(h), (i) and (j) and Section 2.3(e)(2).

                                   ARTICLE 11

                                DEFAULT; REMEDIES

         11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal of the Loans when due or interest on any of the Obligations within one Business Day of the date when due, whether upon demand or otherwise;

                  (b) any representation or warranty made or deemed made by the Borrower in this Agreement or by the Borrower in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or the Parent at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                  (c) any default shall occur in the observance or performance by the Borrower of any of the covenants and agreements contained in this Agreement and such default shall continue for thirty (30) days after the Borrower has been notified by the Agent (either written or oral) of the occurrence of such default (except that (i) a three-day period shall apply to a default with respect to Section 6.7; (ii) a five-day period shall apply to a default with respect to Sections 6.6(a), 6.10 and 7.2 (other than (f), (g) and
(h) thereof); (ii) a ten-day period shall apply to a default with respect to Sections 6.2, 6.3 or 7.3; and (iii) no thirty-day or other period shall apply to a default with respect to Sections 6.4, 6.9, 9.2 (as to the Borrower), 9.5 (other than insurance unrelated to the Collateral), 9.9 through and including
9.17 and 9.21 through and including 9.24), any other Loan Documents, or any other agreement entered into at any time to which the Borrower, the Parent, or any of Parent's other Subsidiaries and the Agent or any Lender are party, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable other than as a result of a change in applicable law or any action or inaction by the Agent or the Lender, without the written consent of the Agent and the Majority Lenders;

                  (d) default shall occur with respect to any Debt (other than the Obligations) in an outstanding principal amount which exceeds $10,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrower, the Parent, or any of the Borrower's Significant Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a required prepayment) prior to the stated maturity thereof;

                  (e) the Borrower, the Parent, or any of Borrower's Significant Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrower, the Parent, or any of Borrower's Significant Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either (i) such petition, proposal, action or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against the Borrower, the Parent, or such other Subsidiary shall have been entered in such proceeding;

                  (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrower, the Parent, or any of Borrower's Significant Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of the Borrower, the Parent, or any of Borrower's Significant Subsidiaries;

                  (h) the Borrower, the Parent, or any of Borrower's Significant Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                  (i) [Intentionally omitted];

                  (j) one or more judgments or orders for the payment of money aggregating in excess of $5,000,000, which amount shall not be fully covered by insurance, shall be rendered against the Borrower, the Parent, or any of

Borrower's Significant Subsidiaries and such judgments shall be final and non-appealable or shall not be vacated, discharged, or stayed or bonded pending appeal for any period of 60 consecutive days;

                  (k) any loss, theft, damage or destruction of any item or items of Collateral or other property of the Borrower occurs which is not covered by insurance and will have a Material Adverse Effect;

                  (l) there is filed against the Borrower or the Parent any criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days, and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                  (m) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than the Liens listed in clauses (a), (d), (g) and (o) of the definition of Permitted Liens) or is terminated, revoked or declared void;

                  (n) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $5,000,000 ;
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $2,000,000 ; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $2,000,000 ; or

                  (o)  a   Facility   Termination   Date  (as   defined  in  the
Intercreditor Agreement) occurs with respect to Securitization Facility; or

                  (p) there occurs a Change of Control.

         11.2 Remedies. (a) If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Availability, or reduce one or more of the other elements used in computing the Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and
(iii)  restrict or refuse to arrange for or provide  Letters of Credit or Credit

Support. If an Event of Default exists and is continuing, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default with respect to the Borrower described in Sections 11.1(e), 11.1(g), or 11.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrower shall, upon the Agent's demand, at the Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Borrower's address specified in or pursuant to
Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required;
(b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

                  (c) If an Event of Default occurs, the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal, accrued interest and, if applicable, any amounts payable pursuant to Section 5.4) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash or cash equivalents acceptable to the Agent, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 13

                     AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         13.1 No Waivers Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will not operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement (except to the extent waived). The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                  (e)  increase  any  of  the   percentages  set  forth  in  the
definition of Borrowing Base;

                  (f) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g)  release  Collateral  other than as  permitted  by Section
14.11;

                  (h) change the definitions of "Majority Lenders" or "Required Lenders";

                  (i) increase the Maximum Revolver Amount and Unused Letter of Credit Subfacility.

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

         13.3 Assignments; Participations.

                  (a) Any Lender may, with Borrower's consent, which consent shall not be unreasonably withheld (and which consent shall not be required upon the occurrence or during the continuance of an Event of Default, it being understood that the refusal to grant such consent shall be reasonable if the contemplated assignment could reasonably be expected to result in or increase the risk to the Borrower of the payment of amounts to such assignee pursuant to
Article V), and with the written consent of the Agent, assign and delegate to one or more assignees (provided that no written consent of the Borrower or Agent shall be required in connection with any assignment and delegation by a United States Lender to a United States Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 but any assignment of less than the entire amount of such Lender's Commitment shall not cause such Lender's remaining Commitment to be less than $10,000,000; provided, however, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee, and such assignment shall be treated as a participation as described in Section 13.3(e) hereof, until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") (the date upon which such Assignment and Acceptance has been delivered hereinafter referred to as the "Assignment and Acceptance Date") and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000. The Borrower shall cooperate with the Agent with respect to any assignment or participation under this Section 13.3, including, upon the reasonable request of the Agent, meeting with any prospective Lender.

                  (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) After the Borrower's receipt of notice by the Agent that it has received from an Assignee an executed Assignment and Acceptance and the payment of the processing fee, and effective upon such Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14

                                    THE AGENT

         14.1 Appointment and Authorization. Each Lender hereby designates and appoints BankAmerica Business Credit, Inc. as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article
14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and
(c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any

Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower and its Affiliates which may come into the possession of any of the Agent-Related Persons.

         14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. BABC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BABC were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BABC or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BABC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BABC in its individual capacity.

         14.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Lenders and the Borrower. In the event BABC sells all of its Commitments and Revolving Loans as part of a sale, transfer or other disposition by BABC of substantially all of its loan portfolio, BABC shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. If the Agent resigns under this Agreement, subject to the proviso in the preceding sentence, the Majority Lenders, shall with the consent of the Borrower which consent shall not unreasonably be withheld, appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and with the consent of the Borrower which consent shall not unreasonably be withheld, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

         14.10 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent and the Borrower, to deliver to the Agent and the Borrower:

                           (i) if such Lender claims an exemption from, or a
reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 (or applicable successor form) (i) on the Closing date, or the Assignment and Acceptance Date in the case of an Assignee and (ii) before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii)if such Lender claims that interest paid under
this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 (or applicable successor form) (i) on the Closing Date, or the Assignment and Acceptance Date in the case of an Assignee and (ii) in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9 (or applicable successor form); and

                           (iii)  such  other  form or forms as may be  required
under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 (or applicable successor form) and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent and the Borrower of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender and such transfer shall be treated either as an assignment or a participation, as the case may be, pursuant to
Section 13.3 hereof. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 (or applicable successor form) as no longer valid.

                  (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent or the Borrower, as the case may be (but only based on Agent's determination that such Lender is entitled to such deduction), may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent or the Borrower, then the Agent or the Borrower, as the case may be, may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax until such forms are delivered.

                  (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or the Borrower did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify either the Agent or the Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or (as to the Agent) for any other reason) such Lender shall indemnify the Agent or the Borrower, as the case may be, fully for all amounts paid, directly or indirectly, by the Agent or the Borrower, as the case may be, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent or the Borrower under this Section, together with all costs and expenses (including Attorney Costs and any similar costs incurred by the Borrower). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent. Notwithstanding the foregoing, the Lenders shall not be required to indemnify the Borrower for amounts that the Borrower is required to pay or indemnify the Lenders pursuant to Section 5.1.

         14.11    Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of; or (iii) constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $25,000,000 in any one year period without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.11.

                  (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.11(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens of the Agent (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower (other than Excluded Assets).

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         14.12 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrower, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                  (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         14.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         14.14 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to their respective accounts set forth on the signature pages hereof, or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, or otherwise.

         14.15 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         14.16 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither BABC nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use in connection with this Agreement and the transactions contemplated hereunder, and not to distribute except to its participants, or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         14.17 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

                                   ARTICLE 15

                                  MISCELLANEOUS

         15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against the Borrower to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         15.3 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                  (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OR EITHER PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                  (e) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to the Lender which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 15.3(f).

                  (f) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Section 15.3(d) and (f) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

                  (g) No provision of Sections (d) through (g) shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

         15.4 WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF SECTION 15.3(d), THE BORROWER, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         15.5 Survival of Representations and Warranties. All of the Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person other than the Borrower and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         15.7 Fees and Expenses. The Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, modification, enforcement, and termination of this Agreement or any of the other Loan Documents, including, without limitation: (a) Attorney Costs (which shall not exceed $100,000 in the case of the fees of outside counsel in connection with the negotiation, preparation and consummation of this Agreement prior to July 3, 1998); (b) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches required or advisable in connection with this Agreement;
(d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take and the Agent is authorized under this Agreement to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof), plus out of pocket expenses, for each agent or employee of the Agent with respect to each field examination or audit); (g) reasonably and customary costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) Attorneys Costs paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 4.4; provided, that, such costs and expenses (other than such costs and expenses payable on the Closing Date pursuant to Section 10.1(m) and costs and expenses described in clauses (e), (g) and (h) above) shall only be charged to the Borrower's Loan Account if the Borrower fails to pay such costs and expenses thirty (30) days after the Agent notifies the Borrower that such amounts are due.

         15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

         If to the Agent or to BABC:

              BankAmerica Business Credit, Inc.
              40 East 52nd Street,
              New York, New York 10022,
              Attention:  Division Manager
              Telecopy No. (212) 836-5167

              with copies to:

              Bank of America NT & SA
                  335 Madison Avenue
              New York, New York  10017
              Attention: Legal Department
              Telecopy No. (212) 503-7350

         If to the Borrower:

              Merisel Americas, Inc.
              200 Continental Boulevard
              El Segundo, CA 90245
              Attention: Tim Jenson
              Telecopy No. (310) 615-1234

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         15.9 Waiver of Notices. Unless otherwise expressly provided herein, the Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices not specifically required herein to which it might otherwise be entitled. No notice to or demand on the Borrower which the Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

         15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower without prior written consent of the Agent and each Lender, and no interest herein may be assigned by the Lenders except as provided in Section 13.3 . The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         15.11    Indemnity of the Agent and the Lenders by the Borrower.

                  (a) The Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

                  (b) The Borrower agrees to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrower's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         15.12 Limitation of Liability. No claim may be made by the Borrower, any Lender or other Person against the Agent, any Lender, or the affiliates, directors, officers, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission or event occurring in connection therewith, and the Borrower and each Lender hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not know or suspected to exist in its favor.

         15.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrower, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

         15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE AGENT.

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                   "BORROWER"

                                   MERISEL AMERICAS, INC.,
                                   a Delaware corporation

                                          /s/Timothy N. Jenson
                                   By: ----------------------------
                                          Timothy N. Jenson
                                   Name: --------------------------
                                          Senior V.P., Finance and Treasurer
                                   Title:--------------------------


                                   "AGENT"

                                   BankAmerica Business Credit,Inc.,as the Agent

                                          /s/Richard Levenson
                                   By: ----------------------------
                                          Richard Levenson
                                   Name: --------------------------
                                          Vice President
                                   Title:--------------------------


                                   "LENDERS"

Commitment:  $100,000,000          BankAmerica Business Credit,Inc., as a Lender

                                          /s/Richard Levenson
                                   By: ----------------------------
                                          Richard Levenson
                                   Name: --------------------------
                                          Vice President
                                   Title: -------------------------